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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)
        Information Required in Proxy Statement Schedule 14A Information

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to ss.240.14a-12


                             Tompkins Trustco, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1)   Title of each class of securities to which transaction applies:

    2)   Aggregate number of securities to which transaction applies:

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    4)   Proposed maximum aggregate value of transaction:

    5)   Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)   Amount Previously Paid:

    2)   Form, Schedule or Registration Statement No.:

    3)   Filing Party:

    4)   Date Filed:

         Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number. SEC 1913 (01-07)

                                [GRAPHIC OMITTED]
                                  TOMPKINS
                                   TRUSTCO INC.

                                                                  April 13, 2007

                  NOTICE OF 2007 ANNUAL MEETING OF STOCKHOLDERS

                  TO THE STOCKHOLDERS OF TOMPKINS TRUSTCO, INC.

The annual meeting of stockholders (the "Meeting") of Tompkins Trustco, Inc. ("Tompkins Trustco" or the "Company") will be held on Monday, May 14, 2007 at 5:30 p.m., at the Country Club of Ithaca, 189 Pleasant Grove Road, Ithaca, New York, for the following purposes:

         1. To elect six (6) directors for a term of three (3) years expiring in the year 2010 and one (1) Director for a term of one year (1) expiring in the year 2008;

         2. To approve the proposed amendment to the Company's Certificate of Incorporation to change the Company name;

         3. To consider and vote upon an adjournment of the Meeting, if necessary, to solicit additional proxies; and

         4. To transact such other business as may properly come before the Meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on March 16, 2007 as the record date for determining stockholders entitled to notice of and to vote at the Meeting. Only stockholders of record at the close of business on that date are entitled to vote at the Meeting.

A stockholder's information meeting for our stockholders in western New York will be held at 5:30 p.m. on Tuesday, May 15, 2007, at Terry Hills Restaurant, 5122 Clinton Street Road (Rt. 33), Batavia, New York.

A stockholder's information meeting for our stockholders in the Hudson Valley will be held at 6:30 p.m. on Thursday, May 24, 2007, at Sinapi's Ceola Manor, Hill Blvd., Jefferson Valley, New York.

Enclosed with this notice are a proxy statement, a form of proxy and return envelope, instructions for voting by telephone or via the Internet, the Company's Annual Report on Form 10-K for the Company's 2006 fiscal year, and the Company's 2006 Corporate Report to stockholders.

Your vote is important regardless of the number of shares you own. Whether or not you plan to attend the Meeting, you are urged to read and carefully consider the enclosed proxy statement. You may vote by telephone, via the Internet, or mark, sign, date, and return the enclosed form of proxy in the accompanying pre-addressed postage-paid envelope. Your proxy may be revoked prior to its exercise by filing a written notice of revocation or a duly executed proxy bearing a later date with the Corporate Secretary of Tompkins Trustco prior to the Meeting, or by attending the Meeting and filing a written notice of revocation with the Corporate Secretary at the Meeting prior to the vote and voting in person.

By Order of the Board of Directors,

/s/ JAMES J. BYRNES                         /s/ LINDA M. CARLTON
-----------------------------               -----------------------------
James J. Byrnes                             Linda M. Carlton
Chairman                                    Asst. Vice President &
                                            Corporate Secretary


               P.O. BOX 460, ITHACA, NEW YORK 14851 (607) 273-3210

                      [This Page Intentionally Left Blank]

                                [GRAPHIC OMITTED]
                                  TOMPKINS
                                   TRUSTCO INC.


                                 PROXY STATEMENT

             ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 14, 2007

This proxy statement together with the form of proxy is being mailed to stockholders on or about April 13, 2007 in connection with the solicitation by the Board of Directors of Tompkins Trustco, Inc. (the "Company") of proxies to be used at the annual meeting of stockholders (the "Meeting") of the Company to be held at the Country Club of Ithaca, 189 Pleasant Grove Road, Ithaca, New York on Monday, May 14, 2007 at 5:30 p.m., and any adjournment thereof.

Voting

Only stockholders of record at the close of business on March 16, 2007 will be entitled to vote. On March 16, 2007, there were 9,806,224 shares of common stock of the Company, par value $0.10 per share (the "Common Stock"), outstanding. Each share of Common Stock is entitled to one vote on each matter to be voted on at the Meeting.

Stockholders whose shares are registered in their own names may vote by mailing a completed proxy, via the Internet or by telephone. Instructions for voting via the Internet or by telephone are set forth on the enclosed form of proxy. To vote by mailing a proxy, sign and return the enclosed form of proxy in the enclosed pre-addressed postage-paid envelope. Shares of Common Stock covered by a proxy that is properly executed and received prior to the close of business on the day of the Meeting will be voted and, if the stockholder who executes such proxy specifies therein how such shares shall be voted on such proposals, the shares will be voted as so specified. Executed proxies with no instructions will be voted "FOR" each proposal for which no instruction is given. Other than the election of directors, the proposal to amend the Company's Certificate of Incorporation to change the Company's name to "Tompkins Financial Corporation", and the decision to adjourn and solicit further proxies, as necessary, the Board is not aware of any other matters to be presented for stockholder action at the Meeting. However, if other matters do properly come before the Meeting or any adjournments thereof, the Board of Directors intends that the persons named in the accompanying proxy will vote the shares represented by all properly executed proxies on any such matters in accordance with the judgment of the person or persons acting under the proxy.

The presence of a stockholder at the Meeting will not automatically revoke a proxy previously delivered by that stockholder. A stockholder may, however, revoke his or her proxy at any time prior to its exercise by: (1) delivering to the Corporate Secretary a written notice of revocation prior to the Meeting, (2) delivering to the Corporate Secretary a duly executed proxy bearing a later date, or (3) attending the Meeting and filing a written notice of revocation with the Corporate Secretary at the Meeting prior to the vote and voting in person.

The presence, in person or by proxy, of the holders of at least a majority of the votes of shares of Common Stock entitled to vote at the Meeting is necessary to constitute a quorum for the conduct of business at the Meeting and, in the event there are not sufficient votes on any matter, the Meeting may be adjourned.

Vote Required And Board Recommendations

Proposal No. 1                            Vote Required                     Board of Directors Recommendation
--------------                            -------------                     ---------------------------------
Election of Directors                     A plurality of votes cast by      "FOR" all director nominees.
                                          holders of shares of Common
                                          Stock entitled to vote thereon.


Proposal No. 2                            Vote Required                     Board of Directors Recommendation
--------------                            -------------                     ---------------------------------
Amend Company's Certificate of            An affirmative vote of a          "FOR" the proposed amendment to the
Incorporation to change Company's         majority of all outstanding       Company's Certificate of Incorporation
Name                                      shares of Common Stock entitled   to change the Company's name to Tompkins
                                          to vote thereon.                  Financial Corporation.


Proposal No. 3                            Vote Required                     Board of Directors Recommendation
--------------                            -------------                     ---------------------------------
Adjournment of Meeting and, if            An affirmative vote of a          "FOR" the proposal to adjourn the
necessary, to solicit additional          majority of votes cast by         Meeting, if necessary, to solicit
proxies                                   holders of shares of Common       additional proxies.
                                          Stock entitled to vote thereon.

Abstentions and Broker Non-votes

Abstentions, in person or by proxy, and broker non-votes will each be counted for purposes of determining the presence of a quorum. A "broker non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power on that matter and has not received instructions from the beneficial owner. Abstentions and broker non-votes will have no effect on Proposal No. 1 - Election of Directors. As to Proposal No. 2 - Amendment to the Company's Certificate of Incorporation to change Company's name, and Proposal No. 3 - Adjournment of the Meeting, as necessary - abstentions will be counted toward the vote total, and will have the same effect as votes "Against" the proposal. As to Proposal No. 2, broker non-votes will have the same effect as votes "Against" the proposal, and as to Proposal No. 3 broker non-votes will have no effect and will not be counted towards the vote total.

Solicitation of Proxies

The total cost of solicitation of proxies in connection with the Meeting will be borne by the Company. In addition to solicitation by mail, directors, officers and employees of the Company may solicit proxies for the Meeting personally or by telephone or electronic communication without additional remuneration. The Company will also provide brokers and other record owners holding shares in their names or in the names of nominees, in either case which are beneficially owned by others, proxy material for transmittal to such beneficial owners and will reimburse such record owners for their expenses in doing so.





             [The remainder of this page left blank intentionally.]

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information, as of March 16, 2007, with respect to the beneficial ownership of the Company's Common Stock by: (1) each stockholder known by the Company to be the beneficial owner of more than 5% of the Company's Common Stock; (2) each director and nominee; (3) each executive officer named in the Summary Compensation Table; and (4) all executive officers and directors as a group. Except as otherwise indicated, each of the stockholders named below has sole voting and investment power with respect to the outstanding shares of Common Stock beneficially owned.

                                                                                             Common Stock
                                                                                           Beneficially Owned
                                                                                           ------------------
                                                                                                           Percent of
                                                                                     Number of            Outstanding
Names                                                                                Shares                Shares(1)
---------------------------------------------------------------------------------------------------------------------
Directors, Nominees and Executive Officers
---------------------------------------------------------------------------------------------------------------------
     Russell K. Achzet+                                                                34,898(2)               **
     John E. Alexander+                                                                18,950(3)               **
     James J. Byrnes*+,++                                                              69,917(4)               **
     Francis M. Fetsko*                                                                23,235(5)               **
     James W. Fulmer*+                                                                106,065(6)             1.08
     Reeder D. Gates+,++                                                              114,236(7)             1.16
     James R. Hardie+                                                                  75,440(8)               **
     Elizabeth W. Harrison+                                                               287(9)               **
     Carl D. Haynes+,++                                                                   770(10)              **
     Patricia A. Johnson+                                                                   0(11)              **
     Hunter R. Rawlings, III+                                                             934(12)              **
     Stephen S. Romaine*+,++                                                           16,963(13)              **
     Thomas R. Salm+                                                                    2,965(14)              **
     Michael D. Shay++                                                                  6,421(15)              **
     Michael H. Spain+,++                                                             427,345(16)            4.36
     William D. Spain, Jr.+ ,++                                                       423,540(17)            4.32
     Lawrence A. Updike*                                                               52,567(18)              **
     Craig Yunker+                                                                     11,555(19)              **

     All directors and executive officers as a group
     (25 persons)                                                                   1,151,525               11.58
-------------------------------------------------------------------------------------------------------------------------
Investment Services Division of Tompkins Trust Company in the
fiduciary capacity indicated:
-------------------------------------------------------------------------------------------------------------------------
     Executor, Trustee or Co-Trustee                                                1,045,900(20)           10.67
     Trustee for the Tompkins Trustco Employee Stock Ownership                        694,762(20)            7.08
     and Investment & Stock Ownership Plans
     Agent or Custodian                                                               325,140(20)            3.32
-------------------------------------------------------------------------------------------------------------------------

*    Named Executive Officer
+    Currently a Director of the Company
++   Director Nominee
**   Less than 1 percent

(1) The number of shares beneficially owned by each person or group as of March 16, 2007 includes shares of Common Stock that such person or group had the right to acquire on or within 60 days after March 16, 2007, including, but not limited to, upon the exercise of options. References to options in these footnotes include only options to purchase shares that were exercisable on or within 60 days after March 16, 2007. For each individual and group included in the table, percentage ownership is calculated by dividing the number of shares beneficially owned by such person or group by the sum of the 9,806,224 shares of Common Stock outstanding on March 16, 2007 plus the number of shares of Common Stock that such person or group had the right to acquire on or within 60 days after March 16, 2007.

(2) Shares are owned by the Russell K. Achzet Revocable Trust. Does not include 279 shares acquired pursuant to the Company's Stock Retainer Plan for Eligible Directors of Tompkins Trustco, Inc. and Participating Subsidiaries (the "Retainer Plan") and held in a deferred trust account; directors have no voting or investment power with respect to such shares. For a more detailed discussion of the Retainer Plan, see the 2006 Director Compensation Table below.

(3) Includes 364 shares owned by Mr. Alexander's spouse. Does not include 3,345 shares acquired pursuant to the Retainer Plan the Retainer Plan and held in a deferred trust account; directors have no voting or investment power with respect to such shares.

(4) Includes 25,320 shares held in the Company's Employee Stock Ownership and Investment & Stock Ownership Plans.

(5) Includes 2,121 shares held in the Company's Employee Stock Ownership and Investment & Stock Ownership Plans and 19,783 shares that Mr. Fetsko may acquire by exercise of options exercisable at March 16, 2007 or 60 days thereafter.

(6) Includes 11,576 shares held in the Company's Employee Stock Ownership Plan, 25,611 shares owned by Mr. Fulmer's spouse, 362 shares held by Mr. Fulmer as Custodian for his son under the Uniform Transfers to Minors Act, and 28,025 shares that Mr. Fulmer may acquire by exercise of options exercisable at March 16, 2007 or 60 days thereafter.

(7) Includes 96,353 shares held in the R. D. Gates, Ltd. Employee Profit Sharing Fund, over which Mr. Gates exercises voting and investment power, and 2,820 shares owned by Mr. Gates' spouse. Does not include 3,187 shares acquired pursuant to the Retainer Plan and held in a deferred trust account; directors have no voting or investment power with respect to such shares. Mr. Gates has pledged 6,044 of his shares of the Company's Common Stock as security for personal indebtedness.

(8) Includes 440 shares held in the Company's Employee Stock Ownership Plan. Does not include 585 shares acquired pursuant to the Retainer Plan and held in a deferred trust account; directors have no voting or investment power with respect to such shares.

(9) Does not include 828 shares acquired pursuant to the Retainer Plan and held in a deferred trust account; directors have no voting or investment power with respect to such shares.

(10) Does not include 1,651 shares acquired pursuant to the Retainer Plan and held in a deferred trust account; directors have no voting or investment power with respect to such shares.

(11) Does not include 831 shares acquired pursuant to the Retainer Plan and held in a deferred trust account; directors have no voting or investment power with respect to such shares.

(12) Does not include 2,722 shares acquired pursuant to the Retainer Plan and held in a deferred trust account; directors have no voting or investment power with respect to such shares.

(13) Includes 2,012 shares held in the Company's Employee Stock Ownership and Investment & Stock Ownership Plans and 14,851 shares that Mr. Romaine may acquire by exercise of options exercisable at March 16, 2007 or 60 days thereafter.

(14) Includes 858 shares owned by Mr. Salm's spouse. Does not include 3,752 shares acquired pursuant to the Retainer Plan and held in a deferred trust account; directors have no voting or investment power with respect to such shares.

(15) Does not include 1,651 shares acquired pursuant to the Retainer Plan and held in a deferred trust account; directors have no voting or investment power with respect to such shares.

(16) Includes 382,461 shares of Common Stock held by W. D. Spain & Sons Limited Partnership, of which Mr. Michael Spain is a General Partner and shares voting and investment control. Mr. Spain disclaims beneficial ownership of all shares of Common Stock owned by W. D. Spain & Sons Limited Partnership, except to the extent of 76,492 shares which represent his indirect pecuniary interest, through his ownership of 20% of W. D. Spain & Sons Limited Partnership. Mr. Spain's beneficial ownership does not include 1,156 shares acquired pursuant to the Retainer Plan and held in a deferred trust account; directors have no voting or investment power with respect to such shares.

(17) Includes 382,461 shares of Common Stock held by W. D. Spain & Sons Limited Partnership, of which Mr. William Spain, Jr. is a General Partner and shares voting and investment control. Mr. Spain disclaims beneficial ownership of all shares of Common Stock owned by W. D. Spain & Sons Limited Partnership, except to the extent of 76,492 shares which represent his indirect pecuniary interest, through his ownership of 20% of W. D. Spain & Sons Limited Partnership. Mr. Spain's beneficial ownership does not include 1,284 shares acquired pursuant to the Retainer Plan and held in a deferred trust account; directors have no voting or investment power with respect to such shares.

(18) Includes 33,569 shares held in the Company's Employee Stock Ownership Plan, of which 8,803 shares are held in the Plan for his spouse, and 6,020 shares that Mr. Updike may acquire by exercise of options exercisable at March 16, 2007 or 60 days thereafter.

(19) Includes 836 shares held in the Helen O. Anderson Trust, over which Mr. Yunker exercises voting and investment power. Does not include 1,604 shares acquired pursuant to the Retainer Plan and held in a deferred trust account; directors have no voting or investment power with respect to such shares.

(20) As of March 16, 2007, Tompkins Investment Services, a division of the Tompkins Trust Company, which is a wholly owned subsidiary of the Company (the "Trust Company"), held 2,065,802 shares of Common Stock of the Company, representing 21.07% of the outstanding shares of Common Stock. Of such shares, 1,045,900 shares are held in a fiduciary capacity as executor, trustee or co-trustee. Where the Trust Company is sole executor or trustee, such shares, generally, will be voted only if the legal instrument provides for voting the stock at the direction of the donor or a beneficiary and such direction is in fact received. When acting in a co-fiduciary capacity, such shares will be voted by the co-fiduciary or fiduciaries in the same manner as if the co-fiduciary or fiduciaries were the sole fiduciary. Of the 694,762 shares identified in the above table, 541,400 shares, or 5.52% of the outstanding shares, are held by the Tompkins Trustco, Inc. Employee Stock Ownership Plan and 153,362 shares, or 1.56% of the outstanding shares, are held by the Tompkins Trustco, Inc. Investment & Stock Ownership Plan for which all shares have been allocated to participant accounts. Individual plan participants are entitled to vote these shares, and as a result these shares are not voted by the Trustee. The shares of Common Stock held in deferred trust accounts for non-employee directors are voted by the Trust Company, as trustee of the Rabbi Trust. In addition, 325,140 shares are held as agent or custodian with the voting power retained by the owner. Such shares represent 3.32% of the Common Stock outstanding. Tompkins Trust Company's address is P.O. Box 460, Ithaca, New York 14851.





             [The remainder of this page left blank intentionally.]

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

The Board is divided into three classes, and each class serves as a staggered three-year term that expires in successive years. Five of the nominees for director are currently serving as directors of the Company and are standing for re-election at the Meeting. Mr. Haynes, whose term as a director of the Company commenced after the last election of directors, was appointed to the Board effective February 20, 2007, to fill a vacancy on the Board created by the resignation of Ms. Howell. Mr. Shay was nominated for election at the Annual Meeting of Stockholders to serve a three-year term that expire in 2010. Mr. Romaine, whose term as a director of the Company commenced after the last election of directors, was appointed to the Board effective January 1, 2007, to fill a vacancy on the Board created in connection with the Company's Succession Plan in which Mr. Romaine was appointed Chief Executive Officer of the Company. Mr. Romaine's one-year term will expire in 2008. Messrs. Haynes, Romaine, and Shay were identified and nominated by the Nominating and Corporate Governance Committee.

At the Meeting, stockholders will elect six directors to hold office until the 2010 annual meeting of stockholders or until their successors are duly elected and qualified. The nominees receiving the highest number of affirmative votes of the shares entitled to vote at the Meeting will be elected to the Board. The seventh director will be in the class of directors whose term will expire at the 2008 annual meeting of stockholders or until his successor is duly elected and qualified.

The persons named in the proxy to represent stockholders at the Meeting are Francis M. Fetsko and Linda M. Carlton. The proxies will vote as directed and, in the absence of instructions, will vote the shares represented by the proxies in favor of the election of nominees named below. In the event any nominee is unable or declines to serve as a director at the time of the Meeting, the proxies will be voted for any nominee, if any, who may be designated by the Board of Directors, upon recommendation of the Company's Nominating and Corporate Governance Committee, to fill the vacancy. As of the date of this proxy statement, the Board of Directors is not aware that any nominee is unable or will decline to serve as a director.

The Board recommends a vote "FOR" the election of each of the director nominees.

The following table sets forth each director nominee and each person who served as a director in 2006 and includes such person's name, age, the year he or she first became a director, the year in which his or her term will expire, and whether he or she has been determined to be an independent director. Biographies of the director nominees and the directors continuing in office follow the table. Unless otherwise indicated, all directors have been employed in their current positions for at least five years.

                                                                            Year First
                                                                             Elected          Term to
Name                                                              Age        Director         Expire      Independent(1)
------------------------------------------------------------------------------------------------------------------------
Board Nominees for Terms to Expire in 2010:
------------------------------------------------------------------------------------------------------------------------
     James J. Byrnes                                               65          1989(2)          2010              No
     Reeder D. Gates                                               61          1985(2)          2010             Yes
     Carl D. Haynes                                                61          1996(2)          2010             Yes
     Michael D. Shay                                               65          1989(2)          2010             Yes
     Michael H. Spain                                              49          2000             2010              No
     William D. Spain, Jr.                                         55          2000             2010              No
------------------------------------------------------------------------------------------------------------------------
Board Nominee for Term to Expire in 2008:
------------------------------------------------------------------------------------------------------------------------
     Stephen S. Romaine                                            42           2007            2008              No
------------------------------------------------------------------------------------------------------------------------
Directors Continuing in Office:
------------------------------------------------------------------------------------------------------------------------
     Russell K. Achzet                                             66          2006             2009              No
     James W. Fulmer                                               55          2000             2009              No
     James R. Hardie                                               64          2001             2009              No
     Patricia A. Johnson                                           51          2006             2009             Yes
     Thomas R. Salm                                                66          1981(2)          2009             Yes

     John E. Alexander                                             54          1993(2)          2008             Yes
     Elizabeth W. Harrison                                         56          2004             2008             Yes
     Hunter R. Rawlings III                                        62          1996             2008             Yes
     Craig Yunker                                                  56          2000             2008             Yes
------------------------------------------------------------------------------------------------------------------------

(1) Independence has been determined in accordance with Section 121A of the listing standards of the American Stock Exchange ("AMEX"). William W. Griswold served as a director of the Company for part of the fiscal year ended December 31, 2006. His term as a director ended concurrently with the 2006 Annual Meeting, May 8, 2006. Bonnie H. Howell resigned from the Board of Directors effective February 20, 2007. Each of Mr. Griswold and Ms. Howell were determined to be "independent" while serving as directors of the Company.

(2) Served as director of Tompkins Trust Company, which, as a result of a reorganization in 1995, became a wholly-owned subsidiary of the Company.

Business Experience of Directors, including Director Nominees

James J. Byrnes served as the Company's Chief Executive Officer from its formation in 1995 until his retirement on December 31, 2006, and has served as the Chairman of the Board of Directors of the Company since its formation in 1995. He served as President of Tompkins Trust Company beginning in 1989 through 2002 and again in 2006. Mr. Byrnes currently serves as Chairman of the Board of Directors of Tompkins Trustco, Inc. He also serves as Chairman of Tompkins Trust Company, and as a director of Mahopac National Bank and AM&M Financial Services, Inc. ("AM&M"), each a wholly-owned subsidiary of the Company. He also serves as Chairman of the board of New York Business Development Corporation. Prior to 1989, Mr. Byrnes was an officer with other banking companies.

Reeder D. Gates has served as a director of the Company since 1995 and as a director of Tompkins Trust Company since 1985. Prior to his retirement in 2005, Mr. Gates was the President of R. D. Gates, Ltd., a company engaged in owning and operating community pharmacies, since January 1972.

Carl D. Haynes served as a director of the Company from 1996 until 2000 and was re-appointed on February 20, 2007. He has served as a director of Tompkins Trust Company since 1996. Dr. Haynes has been President of Tompkins Cortland Community College since 1995. He also is Chairman of the board of directors at the Cayuga Medical Center, serves on the board of directors of the TC-3 Foundation, Therm, Inc., CNY Regional Alliance, Cortland Business Network, Cortland County Business Development Corporation, Cayuga-Cortland Workforce Investment Board, Tompkins County Area Development Corporation, Tompkins County Workforce Development, Association of Presidents of Public Community Colleges, Community Colleges for International Development, and Chair of the Academy International Advisory Board.

Michael D. Shay served as a director of the Company from its formation in 1995 until 2000, and has served as a director of Tompkins Trust Company since 1989. In 1997, he retired as President of Evaporated Metal Films Corporation of Ithaca. He is the sole proprietor of MDS Enterprises, a consulting, marketing and sales firm, and a partner in the Cayuga Venture Fund. He has served as Chair of the board of directors of Kendal at Ithaca, been a member of the Finance Committee of the Paleontological Research Institution, and served on the Entrepreneurship and Personal Enterprise Advisory Council at Cornell University.

Michael H. Spain has served as a director of the Company since 2000. Mr. Spain also serves as a director of Mahopac National Bank and has served in such capacity since since 1992. Mr. Spain also owns and serves as the President of the Spain Agency, an insurance agency located in Mahopac, New York. Mr. Spain is also a General Partner in W. D. Spain & Sons, LLP, a family limited partnership that owns Common Stock of the Company; President of Sleeping Indian, LLC, and Trail Property, Inc, real estate holding companies; and President of Wind River, LLC and Indian Paintbrush, LLC, companies engaged in real estate development.

William D. Spain, Jr. has served as a director of the Company since 2000. He also serves as a director of Mahopac National Bank and has served in such capacity since 1991, and as Chairman of the Board of Directors of Mahopac National Bank since 2000. He has been the Managing Partner of Spain & Spain, PC, a law firm in Mahopac, New York, since 1983. Mr. Spain is also a General Partner in W. D. Spain & Sons, LLP, a family limited partnership that owns Common Stock of the Company.

Stephen S. Romaine was appointed to serve as a director of the Company on January 1, 2007. Pursuant the management succession plan adopted by the Company's Board of Directors (the "Succession Plan"), Mr. Romaine was appointed President and Chief Executive Officer of the Company effective January 1, 2007. He had served as President and Chief Executive Officer of Mahopac National Bank from January 1, 2003 through December 31, 2006. Prior to this appointment, Mr. Romaine was Executive Vice President, Chief Financial Officer and Manager, Support Services Division of Mahopac National Bank. Mr. Romaine currently serves on the boards of the New York Bankers Association and the Independent Bankers Association.

Russell K. Achzet was appointed to serve as a director of the Company on January 24, 2006. He also serves as Vice Chairman of AM&M. He founded AM&M in 1977, and its affiliated entities thereafter. He served as Chief Executive Officer of AM&M until it was acquired by the Company on January 6, 2006. Mr. Achzet is certified by the Certified Financial Planner Board of Standards, Inc., and is a founder of National Advisors Trust Company, FSB and served on its Board of Directors until December 2005. He currently serves on the Foundation Advisory Board of Monroe Community College and the University of Rochester Planned Giving Council.

James W. Fulmer served as President and a director of the Company since 2000. Pursuant to the Succession Plan, Mr. Fulmer was appointed Vice Chairman of the Company effective January 1, 2007. He also serves as a director of The Bank of Castile, a wholly-owned subsidiary of the Company, and has served in such capacity since 1988 and as its Chairman since 1992. Effective December 18, 2002, he assumed the additional responsibilities of President and Chief Executive Officer of The Bank of Castile. Mr. Fulmer serves as a director of Mahopac National Bank, and has served in such capacity since 1999, and as Chairman of Tompkins Insurance Agencies since January 1, 2001. He served as the President and Chief Executive Officer of Letchworth Independent Bancshares Corporation from 1991 until its merger with the Company in 1999. Mr. Fulmer also served as the Chief Executive Officer of The Bank of Castile from 1996 through April 2000. In 2006, he was appointed to serve as a member of the board of directors of the Federal Home Loan Bank of New York, effective January 2007. He also actively serves as a member of the board of directors of Erie and Niagara Insurance

Association, the United Memorial Medical Center, the Cherry Valley Cooperative Insurance Company, and the Genesee County Economic Development Center.

James R. Hardie has served as a director of the Company since 2001. Mr. Hardie has been Vice Chairman of the board of directors of Tompkins Insurance Agencies, a wholly-owned subsidiary of the Company, since August 1, 2002. He was President of Austin, Hardie, Wise Agency, Inc. from 1974 until January 1, 2001, when he became President, Chief Executive Officer and a director of Tompkins Insurance Agencies. Effective January 1, 2003, Mr. Hardie's role as President and Chief Executive Officer was assumed by David S. Boyce; although Mr. Hardie no longer serves as the President and Chief Executive Officer of Tompkins Insurance Agencies, he continues to be employed by Tompkins Insurance Agencies as a producer. Mr. Hardie is the managing member of Bennington Farms, LLC, a property leasing company.

Patricia A. Johnson currently serves as a director of Tompkins Trust Company and has served in such capacity since 2002. Ms Johnson began with Cornell University as the Assistant Treasurer in 1995 and has been Treasurer since March, 1999. Ms. Johnson serves, or has served, on numerous professional and community associations and boards of director, including the McGraw Housing Company, where she served as a director and served as President in 2003, the Ladies Union Benevolent Society, where she served as Treasurer, the Paleontological Research Institution, where she serves as Treasurer, Planned Parenthood of the Southern Finger Lakes, currently the Vice Chair, Tompkins County Foundation, where she serves as President, and the Tompkins County Area Development where she serves as a director and as a member of the executive committee. She was also a member of the NACUBO Accounting Principles Council, and is currently a member of the Association for Financial Professionals.

Thomas R. Salm has served as a director of the Company since 1995 and as a director of Tompkins Trust Company since 1981. Effective with the resignation of William W. Griswold at the Annual Meeting of Stockholders in May 2006, Mr. Salm was appointed Vice Chairman of the Company and Tompkins Trust Company. Prior to his retirement on August 31, 2002, Mr. Salm served as Vice President for Business Affairs at Ithaca College, Ithaca, New York for 26 years.

John E. Alexander has served as a director of the Company since 1995 and as a director of Tompkins Trust Company since 1993. Mr. Alexander was a principal stockholder and served as President and Chief Executive Officer of The CBORD Group, Inc., a computer software company which Mr. Alexander founded in 1975, until July 1, 2004. Mr. Alexander currently serves as Chairman of the Board of The CBORD Group.

Elizabeth W. Harrison has served as a director of the Company since 2004. She also serves as a director of The Bank of Castile and she has served in such capacity since February 2002. Ms. Harrison recently retired as President and Chief Executive Officer of the Genesee Country Village & Museum. She had served in such capacity since November 1999. She also served on the Museum's Board of Trustees from 1996 through 2006. Prior to 1999, Ms. Harrison served for 18 years as President and Chief Executive Officer of Career Development Services, a not-for-profit educational corporation. Ms. Harrison currently serves on the boards of the the Arts and Cultural Council of Rochester, the Landmark Society of Western New York, and the Hochstein School of Music.

Hunter R. Rawlings, III has served as a director of the Company and as a director of Tompkins Trust Company since 1996. From July 1, 1995, until his resignation, effective June 30, 2003, Dr. Rawlings was President of Cornell University. Dr. Rawlings is a Professor in the Classics Department and served as Interim President of Cornell University for the 2005-2006 academic year.

Craig Yunker has served as a director of the Company since 2000 and as a director of The Bank of Castile since 1991. He is the Managing Member of CY Farms, LLC, CY Properties, LLC, CY Heifer Farm, LLC, Batavia Turf, LLC, Provitello, LLC, companies engaged in farming, and Agricultural Development Services, LLC, an agricultural consulting business. Since 2001, he has served as a Trustee of Cornell University.

The names and ages of the Company's executive officers, including the Named Executive Officers identified in the Summary Compensation Table in this proxy statement, their positions and offices held with the Company, their term of office and experience is set forth in Part I of the Company's Annual Report on Form 10-K for the Company's 2006 fiscal year, a copy of which is enclosed with this proxy statement.

Matters Relating To The Board Of Directors

Board of Directors Meetings and Committees; Annual Meeting Attendance

During fiscal 2006, the Board of Directors held four regular meetings and one special meeting, and as a matter of Company practice John E. Alexander, Reeder
D. Gates, Elizabeth W. Harrison, Bonnie H. Howell, Patricia A. Johnson, Hunter
R. Rawlings III, Thomas R. Salm and Craig Yunker, (the "Independent Directors") met in Executive Session at the end of each regular meeting. Thus during 2006, the Independent Directors held four meetings. During this period, all of the directors attended or participated in at least 75%, other than Ms. Johnson who attended or participated in 67% and Dr. Rawlings who attended or participated in 63%, of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings held by all committees of the Board of Directors on which each such director served. Ms. Johnson and Dr. Rawlings were briefed, both before and after meetings, on matters covered at the Board of Director and committee meetings they were not able to attend.

The Annual Meeting of Stockholders for fiscal 2005 was held on May 8, 2006, and with the exception of Elizabeth W. Harrison, Bonnie H. Howell, Hunter R. Rawlings, III, and Michael H. Spain, all of the Company's directors were in attendance.

The Board currently maintains and appoints the members of the following four standing committees: Executive/Compensation/Personnel Committee, Audit/Examining Committee, Nominating and Corporate Governance Committee and the Pension Investment Review Committee.

                              Committee Membership

---------------------------------------------------------------------------------------------------------------
                                    Executive/                               Nominating/           Pension
                                    Compensation/        Audit/              Corporate             Investment
Director                            Personnel          Examining             Governance            Review
---------------------------------------------------------------------------------------------------------------
John E. Alexander                        --            Chair, as of             Alternate             --
                                                         2/20/07
James J. Byrnes                          --                 --                      --               Chair
Reeder D. Gates                          X                  --                      X                 --
Elizabeth W. Harrison                    --                 --                      X                 --
Bonnie H. Howell(1)                      X                Chair                     --                --
Patricia A. Johnson                      --                 X                       --                --
Hunter R. Rawlings, III                  --                 --                      --                X
Thomas R. Salm                          Chair               X                     Chair               X
Craig Yunker                             X                  --                      --                --
---------------------------------------------------------------------------------------------------------------

(1) Ms. Howell resigned from the Board of Directors effective February 20, 2007. Accordingly, Ms. Howell's committee membership also terminated effective February 20, 2007.

The Board of Directors has adopted a written charter for the Executive/Compensation/Personnel Committee, a copy of which is attached to this proxy statement as Appendix A. The committee met five times during fiscal 2006. Among its duties and responsibilities, the Committee assesses the performance and reviews, determines and recommends salaries and other matters relating to executive compensation, including the compensation of the Company's Chief Executive Officer. It also administers the Company's stock option plans, including reviewing and granting stock options to executive officers and other employees. The committee also reviews and approves various other Company compensation policies and matters, senior management planning, and is responsible for ensuring that the Company's executive officers are compensated effectively and in a manner consistent with the Company's objectives. Each of the members of this committee is an "independent director" as defined in Section 121A of the AMEX listing standards.

The Board of Directors has adopted a written charter for the Audit/Examining Committee. A copy of the Audit/Examining Committee's charter is included as Appendix B. The Audit/Examining Committee met five times during fiscal 2006. This committee assists the Board in its general oversight of the Company's accounting and financial reporting, internal controls and audit functions, and is directly responsible for the appointment, compensation and oversight of the work of the Company's independent auditors. The responsibilities and activities of the Audit/Examining Committee are described in greater detail in the "Report of the Audit/Examining Committee of the Board of Directors" included in this proxy statement. The Board of Directors has determined that John E. Alexander and Patricia A. Johnson each qualify as an "audit committee financial expert" as defined in Item 407(d) of Regulation S-K and that each of the members of the Audit/Examining Committee satisfies the independence standards of Section 121A of the AMEX listing standards and Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

The Board of Directors has adopted a written charter for the Nominating and Corporate Governance Committee. A copy of the Nominating and Corporate Governance Committee's charter is posted in the "Corporate Governance" section of the Company's Investor Relations website (www.tompkinstrustco.com). The Nominating and Corporate Governance Committee met three times during the 2006 fiscal year. This committee is responsible for assisting the Board in developing corporate governance policies and practices that are compliant with applicable laws and regulations, including AMEX listing and corporate governance requirements and the corporate governance requirements of the Sarbanes-Oxley Act of 2002. In addition, this committee is responsible for making recommendations to the Board regarding Board membership and composition. This committee establishes procedures for the nomination process and nominates or recommends to the Board qualified candidates for election to the Board.

The process for selecting director nominees entails making a preliminary assessment of each candidate based upon his or her qualifications, willingness to serve on the Board, and other background information. This information is then evaluated against the criteria set forth below, as well as the specific needs of the Company at that time. Based upon this preliminary assessment, candidates who appear to be the best fit may be interviewed. If the director nominee is a current Board member, the committee will also consider prior Board performance and contributions. At the conclusion of this process, the committee will nominate qualified candidate that best meet the Company's needs to the Board for election at the next annual meeting of stockholders. The committee uses the same process for evaluating all candidates, whether recommended by stockholders, directors or management.

The minimum qualifications and attributes that the committee believes must be possessed by a director nominee include: highest personal values, judgment and integrity; an understanding of the regulatory and policy environment in which the Company conducts its business; an understanding of, and interest in, the communities served by the Company; and experience in the key business, financial and management challenges that face financial service companies.

The committee considers nominees proposed by stockholders. To recommend a prospective nominee for the committee's consideration, stockholders should submit the candidate's name and qualifications to: Chairman, Nominating and Corporate Governance Committee, Tompkins Trustco, Inc. Board of Directors, P.O. Box 460, Ithaca, New York 14851. Each member of this committee is an "independent director" as defined in Section 121A of the AMEX listing standards.

The Pension Investment Review Committee met three times during fiscal 2006. This committee is responsible for reviewing the assets held in the Tompkins Trustco, Inc. Retirement Plan.

Director Compensation

It is the general policy of the Board that compensation of non-employee directors should consist of equity-based compensation in order to better align directors' interests with those of the Company's stockholders. It is also the general policy of the Board that employee directors are not paid for their service on the Company's Board of Directors in addition to their regular employee compensation.

                          2006 Director Compensation(1)
------------------------------------------------------------------------------------------------------------------------------
                                                                                   Change in
                                                                                 Pension Value
                                                                                     and
                                                                   Non-Equity    Nonqualified
                   Fees Earned                                   Incentive Plan    Deferred
                   or Paid in       Stock Awards     Option       Compensation   Compensation       All Other
Name                 Cash ($)          ($)(2)        Awards           ($)         Earnings(3)      Compensation      Total ($)
------------------------------------------------------------------------------------------------------------------------------
Achzet               14,000           12,000                                                                         26,000
------------------------------------------------------------------------------------------------------------------------------
Alexander             5,100           21,000                                                                         26,100
------------------------------------------------------------------------------------------------------------------------------
Gates                  --             20,200                                        13,275                           33,475
------------------------------------------------------------------------------------------------------------------------------
Griswold              3,898            6,379                                                                         10,277
------------------------------------------------------------------------------------------------------------------------------
Hardie                 --             12,000                                                                         12,000
------------------------------------------------------------------------------------------------------------------------------
Harrison             13,200           12,275                                                                         25,475
------------------------------------------------------------------------------------------------------------------------------
Howell                5,300           24,600                                                                         29,900
------------------------------------------------------------------------------------------------------------------------------
Johnson              10,075           14,650                                                                         24,725
------------------------------------------------------------------------------------------------------------------------------
Rawlings              3,875           17,825                                                                         21,700
------------------------------------------------------------------------------------------------------------------------------
Salm                   --             23,528                                         9,502                           33,030
------------------------------------------------------------------------------------------------------------------------------
Spain, M.            17,000           12,000                                                                         29,000
------------------------------------------------------------------------------------------------------------------------------
Spain, Wm.           17,000           12,000                                                                         29,000
------------------------------------------------------------------------------------------------------------------------------
Yunker               13,200           13,375                                                                         26,575
------------------------------------------------------------------------------------------------------------------------------

(1) Amounts disclosed for certain directors include compensation for service on subsidiary boards. For a more detailed discussion of such fees, see "Subsidiary Board Service," below.

(2) The stock award disclosed here is the result of a mandatory deferral provision under the Company's Stock Retainer Plan for Eligible Directors of Tompkins Trustco, Inc. and Participating Subsidiaries (the "Retainer Plan"). The stock awards under the Retainer Plan are discussed in more detail below under the heading "Timing and Manner of Payment". The aggregate number of stock awards outstanding at fiscal year end was 30,952 shares. Dividends paid on the stock are reinvested pursuant to the Company's Dividend Reinvestment and Stock Purchase and Sale Plan.

(3) All amounts disclosed in this column reflect nonqualified deferred compensation earnings.

Fees Paid to Directors

During fiscal 2006, the following fees were paid to non-employee directors of the Company for their service in such capacity:

         o        A meeting fee of $1,000 for each Board meeting attended;
         o A meeting fee of $275 for each committee meeting attended (except Audit/Examining Committee). Members of the Audit/Examining Committee received a meeting fee of $600 for each Audit/Examining Committee meeting attended;
         o        A $1,750 quarterly retainer fee for service as a director; and
         o An annual Chair fee of $2,500 was paid for service as Chair of the Audit/Examining Committee to Bonnie Howell for fiscal 2006.

In addition, Mr. Griswold was paid a prorated annual retainer fee of $6,379.12 for his service as Vice Chair of the Board of Directors in the first and second quarters of fiscal 2006, and Mr. Salm was paid a prorated annual retainer fee of $14,620.88 for his service as Vice Chair of the Board of Directors during the second, third and fourth quarters of fiscal 2006. Director Hardie was paid meeting fees and an annual retainer for his service on the Company's Board of Directors. Aggregate Fees Paid to Directors by the Company

Aggregate fees paid by the Company, for service on the Company's board and on the boards of subsidiaries, including retainer, meeting, chair and/or committee fees, to all non-employee directors, and Mr. Hardie, in fiscal 2006 were $327,257.

Timing and Manner of Payment

All retainer and meeting fees, including those paid to Mr. Griswold and Mr. Salm, are paid quarterly by the Company. All board/committee fees and retainers earned by directors are paid in accordance with the Retainer Plan, which provides that: (i) all such board/committee fees and retainers shall be paid in shares of Common Stock of the Company and (ii) the receipt of payment by directors of board/committee fees and retainers shall be deferred automatically pursuant to the terms of the Retainer Plan. Under the Retainer Plan, board/committee fees and retainers are transferred to a rabbi trust, and the trustee of the rabbi trust acquires shares of the Company's Common Stock for each director's deferred compensation account on the open market pursuant to the Company's Dividend Reinvestment and Stock Purchase and Sale Plan. A director has no rights in or to the shares of Common Stock held in the rabbi trust. A director does have the right, however, to the payment of his or her deferred compensation upon the earlier of the director's termination of service as a director of the Company, the director's attainment of the age of 72 years, or the director's death. An aggregate of 3,754 shares of Common Stock was acquired by the rabbi trust under the Retainer Plan representing board/committee fees and retainers paid and expensed in fiscal 2006.

Changes to Company Director Compensation for Fiscal 2006

Effective as of July 1, 2006, the Vice Chairman Salm, who is an independent director of the Company, was paid a prorated annual retainer of $24,000, in lieu of all meeting, Chair and committee fees. This fee was paid pursuant to the Retainer Plan as described above under "Timing and Manner of Payment." In addition to director's fees, directors are eligible to receive options granted pursuant to the Company's 2001 Stock Option Plan. To date, no options have been issued to non-employee directors under the Company's 2001 Stock Option Plan.

Changes to Company Director Compensation for Fiscal 2007

Effective as of January 1, 2007, the Chairman of the Board is paid, in lieu of board and committee fees, $50,000 annually, payable in quarterly installments of $12,500 cash, on or about January 1st, April 1st, July 1st and October 1st each year. In addition, the Company will provide a company-owned vehicle for his business and personal use; pay 75% of the cost of certain club dues; and reimbursement of normal business and travel expenses.

Subsidiary Board Service

Russell K. Achzet also served as Vice Chairman of the board of directors of AM&M during fiscal 2006. In consideration for his service, he was paid a $14,000 annual retainer fee.

John E. Alexander, Reeder D. Gates, William W. Griswold, Bonnie H. Howell, Patricia A. Johnson, Hunter R. Rawlings, III and Thomas R. Salm also served as directors of Tompkins Trust Company during fiscal 2006. Tompkins Trust Company paid Messrs. Alexander, Gates, and Rawlings and Ms. Howell and Ms. Johnson, in consideration of their service as members of Tompkins Trust Company's board of directors, a $6,000 annual retainer fee, and paid Mr. Salm an annual retainer fee of $2,126 for the period from January 1 through May 8, 2006, when he was not serving as Vice Chair. All Tompkins Trust Company directors, other than Mr. Griswold and Mr. Salm when they were serving as Vice Chair, were paid a $600 meeting fee for each board meeting attended in fiscal 2006. The $6,000 annual retainer fee paid by Tompkins Trust Company to each of these individuals was paid pursuant to the Retainer Plan as described above under "Timing and Manner of Payment," and an aggregate of 1,393 shares of Common Stock were acquired by the Rabbi Trust under the Retainer Plan representing such retainer fees. Meeting and committee fees were paid in cash or deferred through the Tompkins Trust

Company Deferred Compensation Plan [cash deferred]. Mr. Griswold was paid a fee of $3,898 in cash for his service as Vice Chair of the board of directors of Tompkins Trust Company during the first and second quarters of fiscal 2006, and Mr. Salm was paid a fee of $9,502 in cash deferred to the Tompkins Trust Company Directors Deferred Compensation Plan for his service as Vice Chair of the Board of Directors of Tompkins Trust Company during the second, third and fourth quarters of fiscal 2006.

James R. Hardie also served as Vice Chairman of the board of directors of Tompkins Insurance Agencies, Inc. during fiscal 2006. As an employee of the Company, he was not compensated for his service as a member of the board of Tompkins Insurance Agencies, Inc.

Elizabeth W. Harrison and Craig Yunker also served as directors of The Bank of Castile during fiscal 2006 and were each paid a $6,000 annual retainer fee and a $600 meeting fee by The Bank of Castile in consideration of their service as members of The Bank of Castile's board of directors. All retainer and meeting fees paid to such directors by The Bank of Castile were paid in cash.

Michael H. Spain and William D. Spain, Jr. also served as directors of Mahopac National Bank during fiscal 2006 and were each paid an annual retainer fee of $17,000 by Mahopac National Bank in consideration of their service as members of Mahopac National Bank's board of directors. The retainer fee paid to such directors by Mahopac National Bank was paid in cash.

Corporate Governance Matters

Stockholder Communications with Directors

Stockholders may communicate with the Company's Board of Directors by writing to the following address: Board of Directors, Tompkins Trustco, Inc., P.O. Box 460, Ithaca, New York 14851. Both the Chairman and Vice Chairman who is an independent director of the Company will review all correspondence and will determine whether the correspondence should be presented to the full Board. If either of them determines that a communication should be reviewed by the full Board of Directors, it will be presented to the Board for its review and consideration.

Policy Regarding Directors Attendance at Annual Meetings

The Company does not have a formal policy in place requiring the attendance of all directors at annual meetings of stockholders, although the Board strongly encourages such attendance.

Code of Ethics

The Board of Directors has adopted the Tompkins Trustco Inc. Code of Ethics for Chief Executive Officer and Senior Financial Officers which applies to the Company's Chief Executive Officer and Chief Financial Officer. A copy of the Code of Ethics is available in the "Corporate Governance" section of the Company's Investor Relations website (www.tompkinstrustco.com). The Company intends to post amendments to or waivers from the Code of Ethics for Chief Executive Officer and Senior Financial Officers at this location on its website.







             [The remainder of this page left blank intentionally.]

                      COMPENSATION DISCUSSION AND ANALYSIS

Compensation Philosophy, Policy, and Process

The Company has delegated to the Executive/Compensation/Personnel Committee (the "Compensation Committee") the responsibility for determining and recommending to the full Board the compensation of the Company's executive officers, including the named executive officers identified in the Summary Compensation Table. A goal of the Compensation Committee is to offer executive compensation that is fair and reasonable, consistent with the Company's size and the compensation practices of the financial services industry generally. A key objective of the Compensation Committee is to attract, develop and retain high caliber executives who are capable of maximizing the Company's performance for the benefit of its stockholders. In furtherance of this objective, the Compensation Committee periodically compares its compensation levels, practices and financial performance to those of a select group of banking institutions of similar size, geographic market and business makeup. Toward that end, the Compensation Committee considered the compensation practices of a comparative group of banking companies which it believed were reasonably comparable to the Company's asset size and performance. The information pertaining to the companies forming the comparative group considered by the Compensation Committee was gathered from information available to the public, from a survey developed by the Independent Bankers Association of New York (IBANYS), and the New York Bankers Association
(NYBA) which provided information about the compensation practices of community banking institutions in New York State or from other independently published surveys. The Committee also has the authority to retain such outside counsel, experts, and other advisors as it determines appropriate to assist it in the full performance of its functions. The Committee engaged the services of Ben S. Cole Financial Incorporated in 2003 to review and make recommendations regarding its practices for Executive and Director compensation. In May of 2005, the Committee retained the services of Buck Consultants. They were charged with evaluating each subsidiary's then current compensation/benefit structure with the intent to develop a single salary structure for the Company.

In determining the compensation for the Company's executive officers for fiscal 2006, including the compensation of the Company's Chief Executive Officer, the Compensation Committee considered, but did not formally weigh, a number of quantitative and qualitative performance factors to evaluate the performance of its executive officers, including its Chief Executive Officer.

The performance factors considered included (1) the Company's net income for fiscal 2006 as compared to the Company's internal targets; (2) increases in earnings per share of the Company's Common Stock for the latest 12 months; (3) the Company's return on assets, as ranked in the Federal Reserve Bank Holding Company Performance Report (Peer Group Percentile); (4) increases in the Company's stock price over 12 months; and (5) the Company's return on equity, as ranked in the Federal Reserve Bank Holding Company Performance Report (Peer Group percentile). Executive officers do not play a role in setting their own or director compensation, but they may be called on to make recommendations concerning those individuals that report to them. The Compensation Committee believes that the total compensation provided to the Company's executive officers is competitive, reflects the Company's performance, and that the Company's compensation practices for fiscal 2006 were appropriate. As permitted by law, the Committee may delegate all or a portion of its duties and responsibilities to a subcommittee of the Committee.

Components of Compensation

The three major components of the Company's executive officer compensation are:
(i) base salary, (ii) annual bonus and (iii) long-term, equity-based incentive awards.

Base salary. The Compensation Committee annually reviews the salaries of the Company's executives. When setting base salary levels for recommendation, the Compensation Committee considers (a) competitive market conditions for executive compensation, (b) the Company's performance and (c) the individual's performance. The Company's performance is measured by the Company's strategic and financial performance in the fiscal year, with particular emphasis on earnings per share growth and return on stockholders' equity for the year. Although the Compensation Committee considers year-to-year changes in stock price in its evaluation of Company performance, the Committee does not emphasize this criterion because the Committee does not believe that short-term fluctuations in stock price necessarily reflect the underlying strength or future prospects of the Company. Individual performance is measured by the strategic and financial performance of the particular executive officer's operational responsibility in comparison to targeted performance criteria.

Annual bonus. The Company chooses to pay annual cash bonuses in order to motivate executives to work effectively to achieve the Company's financial performance objectives and to reward them when objectives are met. The Board maintains full discretion on the payment of bonuses in order to maintain the flexibility necessary to ensure its ability to act in the Company's best interests. Individual cash bonuses are paid based on three factors: (1) contribution to Company results, (2) contribution to department or business unit goals, and (3) achievement of individual goals. The higher an executive is in the management hierarchy, the greater the weight that is placed on Company results. Company results are reviewed in three areas: (1) achievement of annual goals, (2) relative performance compared to peers over a two-year period and related trends, and (3) strategic development

Long-term, equity-based awards. The Company chooses to award stock options because such grants (1) align executive's interests with stockholder interests by creating a direct link between compensation and stockholder return, (2) give executives a significant, long-term interest in the Company's success and (3) help retain key executives in a competitive market for executive talent. While the Compensation Committee recognizes that the executives of the Company can exert very little influence on short-term fluctuations in stock price, the Compensation Committee does believe that long-term stock price appreciation reflects achievement of strategic goals and objectives. Stock option awards are based on the performance of the individual executive and his or her anticipated contribution to the achievement of the Company's strategic goals and objectives. In addition to stock options, executives may receive Common Stock through the profit sharing component of the Tompkins Trustco Inc. Employee Stock Ownership Plan. For a more detailed discussion of this, and other, deferred compensation and retirement plans, please see the text accompanying the tables following this section.

Compensation Committee Report

The "Compensation Discussion and Analysis" has been reviewed and discussed with the management of the Company. Based of the Compensation Committee's review and discussion, the Committee recommended to the Board that the "Compensation Discussion and Analysis" be included in the Company's Annual Report on Form 10-K and, in this proxy statement.

Members of the Compensation Committee:

Thomas R. Salm, Chair

Reeder D. Gates

Craig Yunker

Compensation Committee Interlocks and Insider Participation

The members of the Compensation Committee for the 2006 fiscal year were Bonnie
H. Howell, Reeder D. Gates, Thomas R. Salm (Chair) and Craig Yunker. No member of the Compensation Committee was at any time during fiscal 2006, or has been at any other time, an officer or employee of the Company or any of the Company's subsidiaries. No executive officer of the Company has served on the board of directors or compensation committee of any other entity that has or has had one or more executive officers who served as a member of the Company's Board of Directors or the Compensation Committee during fiscal 2006.





             [The remainder of this page left blank intentionally.]

                         2006 Summary Compensation Table

The following table sets forth information concerning the total compensation earned by the Company's Chief Executive Officer and Chief Financial Officer and the three other most highly compensated executive officers of the Company in the fiscal year ended December 31, 2006. These five officers are referred to as the "Named Executive Officers" in this proxy statement.

-----------------------------------------------------------------------------------------------------------------------------
                                                                                          Change in
                                                                                           Pension
                                                                                Non-      Value and
                                                                               Equity    Nonqualified
                                                                              Incentive    Deferred
                                                                                Plan        Compen-      All Other
Name and                                                   Stock     Option    Compen-      sation       Compensa
Principal Position             Year    Salary   Bonus(1)   Awards   Awards(2)  sation     Earnings(3)     -tion (4)    Total
                                        ($)       ($)       ($)       ($)       ($)          ($)            ($)         ($)
-----------------------------------------------------------------------------------------------------------------------------
     (a)                        (b)     (c)      (d)        (e)       (f)       (g)          (h)            (i)         (j)
-----------------------------------------------------------------------------------------------------------------------------
James J. Byrnes                2006   455,000   151,680     n/a     18,014       n/a        207,412        54,833     886,939
-----------------------------------------------------------------------------------------------------------------------------
Chairman & CEO
of the Company,
Chairman of the
Board of Tompkins
Trust Company
-----------------------------------------------------------------------------------------------------------------------------
James W. Fulmer                2006   241,000    63,200     n/a     54,555       n/a         74,555        36,908     470,218
-----------------------------------------------------------------------------------------------------------------------------
President of the
Company, Chairman,
President & CEO of
Bank of Castile
-----------------------------------------------------------------------------------------------------------------------------
Stephen S. Romaine             2006   208,000    40,000     n/a     82,723       n/a         35,992        31,222     397,937
-----------------------------------------------------------------------------------------------------------------------------
Executive Vice President
of the Company, President &
CEO of Mahopac National Bank
-----------------------------------------------------------------------------------------------------------------------------
Francis M. Fetsko              2006   190,000    35,500     n/a     77,323       n/a         32,040        23,566     358,429
-----------------------------------------------------------------------------------------------------------------------------
Executive Vice President
& CFO of the Company &
Tompkins Trust Company
-----------------------------------------------------------------------------------------------------------------------------
Lawrence A. Updike             2006   144,000    26,000     n/a     32,015       n/a         61,789        18,780     282,584
-----------------------------------------------------------------------------------------------------------------------------
Executive Vice President
of the Company & Executive
Vice President Operations
and Systems
-----------------------------------------------------------------------------------------------------------------------------

(1) These amounts represent cash awards for performance bonuses, including amounts of such bonuses that may be deferred under the Tompkins Trustco, Inc. Deferred Compensation Plan for Selected Officers.

(2) Mr. Fulmer, Mr. Romaine and Mr. Fetsko were granted 11,000 option shares in 2006.. Mr Updike was granted 1,100 in 2006. This column shows the value of all of the option awards over the requisite service period, using the FAS 123R principles (which is the grant date fair value amortized over the requisite service period.)

For options granted in 2001 the following assumptions were made: Interest rate of 5.25%, a volatility of .50, a dividend of 3.1 and an expiration term of 7 years. For options granted in 2002 an interest rate of 3.44%, a volatility of ..462, a dividend of 3.00 and an expiration term of 7 years were used. For options granted in 2004, an interest rate of 3.817%, a volatility of .3976, a dividend of 2.70 and an expiration term of 5 years were used. For options granted in 2006, an interest rate of 4.32%, a volatility of .2828, a dividend of
2.6 and an expiration term of 6.50 years were used.

(3) These values are based on the Tompkins Trustco Inc. Retirement Plan and the Supplemental Executive Retirement Plan, and are composed entirely of changes in pension value. The following assumptions were used by the Plan actuaries to calculate the Change in Pension Value from year end 2005 to year end 2006:

Discount Rate: 5.75% at 12/31/2005, 6.00% at 12/31/2006

Retirement Plan Mortality: RP 2000

(4) Includes perquisites and other personal benefits or property, with an aggregate value equal to or greater than $10,000. Includes amounts matched on salary deferral pursuant to Company's Investment & Stock Ownership Plan, amounts paid pursuant to the profit sharing portion of the Company's Investment & Stock Ownership Plan and the Company's Employee Stock Ownership Plan and taxable amounts of the applicable life insurance premiums paid on the Named Executives Officers' behalf by the Company.

For Mr. Byrnes the amounts were as follows: Profit Sharing paid from the Tompkins Trustco, Inc. Investment and Stock Ownership Plan and the Employee Stock Ownership Plan $32,775; Company match on salary deferral to the 401(k) $8,800; taxable amounts applicable to life insurance $7,485; personal use of company vehicle $5,773.

For Mr. Fulmer the amounts were as follows: Profit Sharing paid from the Tompkins Trustco, Inc. Investment and Stock Ownership Plan and Stock Ownership Plan and the Employee Stock Ownership Plan $18,075; Company match on salary deferral to the 401(k) $8,800; taxable amounts applicable to life insurance $6,978; and personal use of company vehicle $3,055.

For Mr. Romaine the amounts were as follows: Profit Sharing paid from the Tompkins Trustco, Inc. Investment and Stock Ownership Plan and Stock Ownership Plan and the Employee Stock Ownership Plan $14,743; Company match on salary deferral to the 401(k) $8,320; taxable amounts applicable to life insurance $4,328; and personal use of company vehicle $3,831

For Mr. Fetsko the amounts were as follows: Profit Sharing paid from the Tompkins Trustco, Inc. Investment and Stock Ownership Plan and Stock Ownership Plan and the Employee Stock Ownership Plan $13,500; Company match on salary deferral to the 401(k) $7,600; taxable amounts applicable to life insurance $284; and personal use of company vehicle $2,182.

For Mr. Updike the amounts were as follows: Profit Sharing paid from the Tompkins Trustco, Inc. Investment and Stock Ownership Plan and Stock Ownership Plan and the Employee Stock Ownership Plan $10,462; Company match on salary deferral to the 401(k) $5,760; taxable amounts applicable to life insurance $897; and personal use of company vehicle $1,661.

Employment Contracts, Termination of Employment and Change-in-Control
Arrangements

Mr. Byrnes is a party to a Supplemental Executive Retirement Agreement with Tompkins Trust Company, and Messrs. Fulmer, Romaine and Fetsko are parties to Supplemental Executive Retirement Agreements with the Company. These agreements contain change-in-control provisions and are discussed below under "Supplemental Employee Retirement Plans."

Life Insurance

Life insurance benefits are provided to certain officers of the Company, with respect to which the Company has entered into life insurance contracts. These insurance contracts are carried at cash surrender value on the Company's consolidated statements of financial condition. Increases in the cash surrender value of the insurance are reflected as noninterest income, and the related mortality expense is recognized as other employee benefits expense, in the Company's consolidated statements of income. Taxable amounts paid with respect to such life insurance on behalf of the Named Executive Officers are included as "All Other Compensation" in the Summary Compensation Table, above.

Stock Option Plan

The Company maintains the Tompkins Trustco, Inc. 2001 Stock Option Plan as a vehicle to encourage the continued employment of key employees of the Company and its subsidiaries, and to align their interests with those of the Company's stockholders by facilitating their purchase of a stock interest in Tompkins Trustco. Management believes that an incentive stock option plan is in the best interests of the Company and its stockholders since it will enhance the Company's ability to continue to attract and retain qualified directors, officers and other key employees.

Option Grants in Fiscal 2006

                                            2006 Grants of Plan Based-Awards

------------------------------------------------------------------------------------------------------------------------
                                                         All other option
                                                        awards; Number of   Exercise or base
                                                           securities       price of option    Grant Date Fair Value of
     Name                                Grant Date     underlying options      awards         Stock and Option Awards
                                                              (#)              ($/Sh)                   ($)
------------------------------------------------------------------------------------------------------------------------
     (a)                                     (b)              (j)                (k)                    (l)
------------------------------------------------------------------------------------------------------------------------
James J. Byrnes                              n/a
------------------------------------------------------------------------------------------------------------------------
James W. Fulmer                            01/23/06           7,260             42.39                  83,367
------------------------------------------------------------------------------------------------------------------------
                                           01/23/06           3,740             42.39                  42,946
------------------------------------------------------------------------------------------------------------------------
Stephen S. Romaine                         01/23/06           7,260             42.39                  83,367
------------------------------------------------------------------------------------------------------------------------
                                           01/23/06           3,740             42.39                  42,946
------------------------------------------------------------------------------------------------------------------------
Francis M. Fetsko                          01/23/06           7,260             42.39                  83,367
------------------------------------------------------------------------------------------------------------------------
                                           01/23/06           3,740             42.39                  42,946
------------------------------------------------------------------------------------------------------------------------
Lawrence A. Updike                         01/23/06           1,100             42.39                  12,631
------------------------------------------------------------------------------------------------------------------------

The Tompkins Trustco, Inc. Stock Option Plan does not have threshold, target, or maximum amounts payable for performance, therefore, it is not an equity incentive plan under FAS123R.


The options are valued using the FAS123R principles (which is the grant date fair value amortized over the requisite service period) as referenced in the Summary Compensation Table. The grant date fair value (column l) represents the value of the options granted on the date of grant.

Outstanding Options of Named Executive Officers

The following table shows the aggregate number of options outstanding as of December 31, 2006 for each of the Named Executive Officers.


                2006 Outstanding Equity Awards At Fiscal Year-End

---------------------------------------------------------------------------------------------------------------------------
                                                                           Option Awards
---------------------------------------------------------------------------------------------------------------------------
                                                                           Equity Incentive
                                       Number of         Number of           Plan Awards:
                                       Securities        Securities          Number of
                                       Underlying        Underlying          Securities
                                     Unexercised        Unexercised          Underlying          Option
                                       Options-           Options-           Unexercised        Exercise          Option
                                     Exercisable (1)   Unexercisable (2)   Unearned Options       Price         Expiration
     Name                                 (#)                (#)                 (#)               ($)             Date
     (a)                                  (b)                (c)                 (d)               (e)             (f)
---------------------------------------------------------------------------------------------------------------------------
James J. Byrnes                                   0                  0                               0.00                 0
---------------------------------------------------------------------------------------------------------------------------
James W. Fulmer                                   0              7,260                              42.39          01/23/16
                                   ----------------------------------------------------------------------------------------
                                                  0              3,740                              42.39          01/23/16
                                   ----------------------------------------------------------------------------------------
                                                484              1,452                              39.34          05/03/14
                                   ----------------------------------------------------------------------------------------
                                              2,541              7,623                              39.34          05/03/14
                                   ----------------------------------------------------------------------------------------
                                              3,328                  0                              20.00          09/14/10
                                   ----------------------------------------------------------------------------------------
                                             12,005                  0                              20.00          09/14/10
                                   ----------------------------------------------------------------------------------------
                                              6,642                  0                              20.00          09/14/10
                                   ===================================-----------------------------------------------------
                              Total          25,000             20,075
---------------------------------------------------------------------------------------------------------------------------
Stephen S. Romaine                                0              7,260                              42.39          01/23/16
                                   ----------------------------------------------------------------------------------------
                                                  0              3,740                              42.39          01/23/16
                                   ----------------------------------------------------------------------------------------
                                              3,201              3,815                              39.34          05/03/14
                                   ----------------------------------------------------------------------------------------
                                                 64              5,988                              39.34          05/03/14
                                   ----------------------------------------------------------------------------------------
                                              5,989              1,997                              32.23          09/30/12
                                   ----------------------------------------------------------------------------------------
                                              2,330                  0                              28.36          07/24/11
                                   ===================================-----------------------------------------------------
                              Total          11,584             22,800
---------------------------------------------------------------------------------------------------------------------------
Francis M. Fetsko                                 0              3,740                              42.39          01/23/16
                                   ----------------------------------------------------------------------------------------
                                                  0              7,260                              42.39          01/23/16
                                   ----------------------------------------------------------------------------------------
                                              2,656              2,182                              39.34          05/03/14
                                   ----------------------------------------------------------------------------------------
                                                 64              5,988                              39.34          05/03/14
                                   ----------------------------------------------------------------------------------------
                                              5,989              1,997                              32.23          09/30/12
                                   ----------------------------------------------------------------------------------------
                                              4,659                  0                              28.36          07/24/11
                                   ----------------------------------------------------------------------------------------
                                              3,692                  0                              20.00          09/14/10
                                   ===================================-----------------------------------------------------
                              Total          17,060             21,167
---------------------------------------------------------------------------------------------------------------------------
Lawrence A. Updike                                0              1,100                              42.39          01/23/16
                                   ----------------------------------------------------------------------------------------
                                                  0                183                              39.34          05/03/14
                                   ----------------------------------------------------------------------------------------
                                                  0              3,902                              39.34          05/03/14
                                   ----------------------------------------------------------------------------------------
                                                  0              1,664                              32.23          09/30/12
                                   ----------------------------------------------------------------------------------------
                                              4,659                  0                              20.00          09/14/10
                                   ----------------------------------------------------------------------------------------
                                              4,992                  0                              17.77          08/17/07
                                   ===================================-----------------------------------------------------
                              Total           9,651              6,849
---------------------------------------------------------------------------------------------------------------------------

(1)  Options reported in this column are vested and currently exercisable.

(2) Options granted with a Jan. 23, 2016 expiration date have a seven year vesting schedule with zero percent vesting in year one, 17% vesting in year 2 through 6 and 15% vesting in year seven.

Options granted with an expiration date of May 3, 2014, Sept. 30, 2012, July 24, 2011 and Sept. 14, 2010 have 5 year vesting schedule with zero percent vesting in year one and 25% vesting in the remaining years.

Options granted with an expiration date of Aug. 17, 2007 have a four year vesting schedule with 25% vesting each year.

Options Exercised and Value for Fiscal 2006

The following table sets forth information concerning the exercise of options by each Named Executive Officer during fiscal 2006 and the potential value realized.

                              2006 Option Exercises
------------------------------------------------------------------------------------------
                                                              Option Awards
------------------------------------------------------------------------------------------
                                                      Number of
                                                       Shares
                                                      Acquired
                                                         on                Value Realized
                                                      Exercise               on Exercise
 Name                                                    (#)                    ($)
------------------------------------------------------------------------------------------
James J. Byrnes                                           13,310                   222,943
------------------------------------------------------------------------------------------
James W. Fulmer                                            9,969                   233,506
------------------------------------------------------------------------------------------
Stephen S. Romaine                                             0                         0
------------------------------------------------------------------------------------------
Francis M. Fetsko                                          2,662                    56,759
------------------------------------------------------------------------------------------
Lawrence A. Updike                                         6,351                    82,168
------------------------------------------------------------------------------------------

Deferred Profit-Sharing Plan

The Company has an Investment and Stock Ownership Plan (the "ISOP") that covers substantially all of the employees of the Company and its subsidiaries. The ISOP is a profit-sharing plan with a salary deferral arrangement meeting the requirements of Section 401(k) of the Internal Revenue Code of 1986, as amended. Pursuant to the ISOP, an employee may defer a portion of the employee's base pay, within limits specified in the ISOP. The ISOP further provides that the Company will match 100% of an employee's contribution up to 3% of the employee's base pay, and will match 50% of an employee's additional contribution to the ISOP that is greater than 3%, but not more than 5%, of the employee's base pay. In addition, the ISOP has an employer-funded profit sharing component. Profit sharing contributions are discretionary contributions determined by the Company's Board of Directors and are limited to a maximum amount as stipulated in the ISOP. The ISOP allows employees to elect to defer a portion of their profit sharing component (which deferral is not eligible for matching by the Company), or to receive cash. Amounts contributed by the Company for the accounts of the Named Executive Officers are included as "All Other Compensation" in the Summary Compensation Table and described in Note 4.

The Company also has the Tompkins Trustco, Inc. Employee Stock Ownership Plan (the "ESOP"), which covers substantially all employees of the Company. The purpose of the ESOP is to permit the Company to make discretionary profit sharing contributions to employees in the form of shares of Common Stock in order to facilitate stock ownership by employees. Contributions are determined by the Company's Board of Directors and are limited to a maximum amount as stipulated in the ESOP. Amounts accrued for the accounts of the Named Executive Officers are included as "All Other Compensation" in the Summary Compensation Table and described in Note 4.



             [The remainder of this page left blank intentionally.]

                                Retirement Plans

The Company has a defined benefit plan, the Tompkins Trustco, Inc. Retirement Plan (the "Retirement Plan"), which covers substantially all employees of the Company. The retirement plan does not require or allow employee contributions. The assets of the Retirement Plan are held in a separate trust and administered by the Pension Investment Review Committee of the Board of Directors.

The following table provides information with respect to each pension plan that provides for payments or other benefits at, following, or in connection with retirement. This includes a tax-qualified defined benefit plan and a supplemental executive retirement plan, but it does not include defined contribution plans (whether tax-qualified or not).

                        Pension Benefits Table 12/31/2006
-------------------------------------------------------------------------------------------------------------------------
                                                                                                               Payments
                                                                                Number of         Present       During
                                                                                 Years of         Value of     the Last
    Name                                     Plan Name                           Credited        Accumulated    Fiscal
                                                                                 Service           Benefit       Year
                                                                                   (#)               ($)          ($)
-------------------------------------------------------------------------------------------------------------------------
James J. Byrnes               Tompkins Trustco, Inc. Retirement Plan                18.08              761,490       0
                     Tompkins Trustco, Inc. Supplemental Executive Retirement       18.17            2,101,745       0
                                               Plan                                                -----------
                                                                         Total                       2,863,235       0
-------------------------------------------------------------------------------------------------------------------------
Stephen S. Romaine            Tompkins Trustco, Inc. Retirement Plan                 6.00               46,878       0
                     Tompkins Trustco, Inc. Supplemental Executive Retirement       12.83              180,158       0
                                               Plan                                                -----------
                                                                         Total                         227,036       0
-------------------------------------------------------------------------------------------------------------------------
James W. Fulmer               Tompkins Trustco, Inc. Retirement Plan                18.00              163,713       0
                     Tompkins Trustco, Inc. Supplemental Executive Retirement       29.58              676,567       0
                                               Plan                                                -----------
                                                                         Total                         840,279       0
-------------------------------------------------------------------------------------------------------------------------
Francis M. Fetsko             Tompkins Trustco, Inc. Retirement Plan                10.17              121,797       0
                     Tompkins Trustco, Inc. Supplemental Executive Retirement       10.25               88,801       0
                                               Plan                                                -----------
                                                                         Total                         210,597       0
-------------------------------------------------------------------------------------------------------------------------
Lawrence A. Updike            Tompkins Trustco, Inc. Retirement Plan                41.50            1,066,193       0
                     Tompkins Trustco, Inc. Supplemental Executive Retirement         N/A                  N/A       0
                                               Plan                                                -----------
                                                                         Total                       1,066,193       0
-------------------------------------------------------------------------------------------------------------------------

The Retirement Plan provides a monthly benefit payable at retirement. This benefit is determined by the accumulation of credits which are earned as the participant works for the Company. The credits earned for each plan year are based on the sum of the participant's age and service at the beginning of that plan year. When a participant terminates employment or retires, the credits earned for all plan years are summed and multiplied by the "Average Final Earnings" under the Plan, and the results is then converted into a monthly annuity. This type of plan is often referred to as a "pension equity plan."

A participant's retirement benefit is fully vested upon the completion of five years of vesting service. The Normal Retirement Age under the Plan is age 65. The accrued benefit is payable at this age; however, a reduced benefit may be payable as early as age 55.

Benefits under the Retirement Plan are not subject to any reduction for Social Security benefits or other offset amounts. Benefits may be paid in certain alternative forms having actuarial equivalent values.

Potential Payments upon Termination or Change in Control

The Company has Supplemental Executive Retirement Plan ("SERP") agreements with four of the five Named Executive Officers - Mr. Updike does not have such an agreement. These agreements have been summarized below.

Mr. Byrnes: Tompkins Trust Company has a SERP Agreement with Mr. Byrnes dated July 12, 1994. This SERP agreement provides Mr. Byrnes with the following:

         o Retirement Benefits: An annual retirement benefit at age 65 equal to 50% of his highest average earnings (as defined in the SERP agreement) using five consecutive calendar years of his employment with Tompkins Trust Company, less (a) benefits payable to Mr. Byrnes under Tompkins Trust Company's retirement plan and (b) social security benefits. The retirement benefit is payable monthly and subject to reduction in the event Mr. Byrnes retires prior to age 65.

         o Disability Benefits: In the event of (a) short-term disability, with benefits in an amount sufficient to continue Mr. Byrnes's annual earnings immediately prior to such disability (taking into account disability benefits otherwise payable under Tompkins Trust Company's disability policies) for a period of up to 26 weeks and, (b) long-term disability, with benefits equal to those payable upon retirement, without regard to age, but subject to reduction of long-term disability payments.

         o Change of Control Benefits: In the event of a change in control, as defined in Mr. Byrnes's severance agreement, with a single, lump-sum distribution equal to the present value of the annual retirement benefit otherwise payable to Mr. Byrnes upon retirement at age 65. Except in the event of a change in control, no benefits are payable under the SERP agreement if

                  Mr. Byrnes's employment is terminated for cause, or he engages in competition (as defined in the SERP agreement) with Tompkins Trust Company or he performs acts of willful malfeasance or gross negligence in a matter of material importance to Tompkins Trust Company. Mr. Byrnes's SERP agreement is not an employment agreement and does not confer upon him any right to continued employment.

As of January 1, 2007, upon Mr. Byrnes' retirement, the disability benefits and change of control benefits are no longer applicable.

Messrs. Fulmer, Romaine and Fetsko:

In December 2005, Messrs. Fulmer, Romaine and Fetsko, each a Named Executive Officer, entered into Supplemental Executive Retirement Agreements with the Company, which, among other things, replaced the SERP agreements and employment agreements that were previously in place with Mr. Fulmer and Mr. Romaine. The December 2005 SERP agreements provide the covered executive officers with the following retirement, death, disability and change of control benefits:

         o Retirement Benefits. Upon his or her retirement, covered executive officers are eligible to receive payment of his or her annual retirement benefit amount, which is equal to 75% of the executive's earnings, less (a) the annual amount payable under any single life annuity provided under the Company's Retirement Plan and (b) any social security benefits. This benefit is also reduced by 5% for each year the Executive's service, as defined in the agreement, is less than 20 years. The retirement benefit is payable monthly until the executive officer's death and is subject to reduction depending upon the executive's age and years of service as of the date of his or her retirement date prior to age 65. For purposes of this benefit, an executive officer's "earnings" will be the average of the executive officer's five highest calendar years of base salary.

         o Death Benefits. In the event of the covered executive officer's death (i) after retirement, his or her spouse will be paid (monthly) 50% of the executive officer's annual retirement benefit until the spouse's death, and (ii) prior to retirement, his or her spouse will be paid (monthly) 50% of the vested portion of the executive officer's annual retirement benefit until the spouse's death, provided the spouse survives until the executive officer's designated retirement age in the SERP agreement.

         o Disability Benefits. Upon a covered executive officer becoming disabled, he or she is entitled to payment of his or her retirement benefits commencing at the executive officer's designated retirement date in the SERP agreement, but with the assumption that the executive officer has completed 20 yeas of service and is 100% vested in the benefit under the SERP agreement as of the date of his or her disability. In the event of the executive officer's death after disability, the executive officer's spouse will be entitled to payment of the death benefits described above.

         o Change of Control Benefits. In the event of a change in control, the covered executive officer will be deemed to have completed twenty (20) years of service and will be 100% vested in the benefit under the SERP agreement. Covered executive officers could be entitled to certain severance benefits following a change of control of the Company (as defined in the SERP agreements). If, within three years following a change in control the executive officer is terminated, other than for cause and subject to the discretion of the Company's executive committee, or, the executive officer's role or compensation is significantly reduced, then for a period of three years, the executive officer is entitled to (a) payment of his or her base salary in effect immediately prior to the change in control, but subject to reduction by 20% to 100% depending on the executive's age at the time of his or her termination, (b) the executive's bonus and profit sharing compensation, which will be the average of the executive's bonus and profit sharing compensation earned for the two most recently completed fiscal years of the Company and (c) continuation of all welfare benefits that he or she was participating in immediately prior to the change in control.

In addition, the SERP agreements with Messrs. Fulmer and Romaine provide that in the event the executive officer's employment is terminated without cause (other than upon a change of control, death or disability), then the executive officer is entitled to (a) payment of his or her base salary in effect immediately prior to the executive officer's termination of employment and (b) participate (but not required) in the Company's welfare benefits. These severance benefits are payable for a period of 24 months to Mr. Fulmer and 12 months to Mr. Romaine.

Further, under the SERP agreements, in the event Messrs. Fulmer's, Romaine's or Fetsko's employment is involuntarily terminated (other than for cause) at any time, or voluntarily terminated after reaching age 55 and after completing 10 years of service, but prior to his designated retirement age in his SERP agreement, he will be entitled to payment of his retirement benefits on his designated retirement date, or, in the event of his death, his spouse will be entitled to payment of the death benefits described above.

No benefits are payable under the SERP agreements if the covered executive officer's employment is terminated for cause, or he or she engages in competition with the Company. And, if the executive officer voluntarily terminates his or her employment before age 55 and before completion of 10 years of service, other than because of death, disability or change of control, he or she will not be entitled to payment of any retirement benefits. The SERP agreements are not employment agreements and do not confer upon the covered executive officers any right to continued employment with the Company or any of its subsidiaries.


        Estimated Payments Upon Change in Control as of December 31, 2006
-----------------------------------------------------------------------------------------------------------------------
                               SERP Accumulated         SERP Accumulated
                             Annual Benefit Prior     Annual Benefit After      Increase in      Other Benefits Due to
     Name                    to Change of Control      Change of Control           Benefit         Change of Control
                                    ($)                       ($)                    ($)
-----------------------------------------------------------------------------------------------------------------------
James J. Byrnes                           214,467                 214,467                  0      Eligible to receive
                                                                                                  SERP as lump sum of
                                                                                                  $3,201,000
-----------------------------------------------------------------------------------------------------------------------
Stephen S. Romaine                         58,390                  90,998             32,608      100% Vesting in SERP,
                                                                                                  Severance Package (1)
-----------------------------------------------------------------------------------------------------------------------
James W. Fulmer                           104,315                 104,315                  0      Severance Package (1)
-----------------------------------------------------------------------------------------------------------------------
Francis M. Fetsko                          28,365                  55,345             26,981      100% Vesting in SERP,
                                                                                                  Severance Package (1)
-----------------------------------------------------------------------------------------------------------------------
Lawrence A. Updike                            N/A                     N/A                N/A                        N/A
-----------------------------------------------------------------------------------------------------------------------

(1) If terminated, or role or compensation of NEO is significantly reduced due to Change of Control, NEO receives continuation of compensation (base pay plus average of bonus and profit sharing compensation for last two years) and all employee welfare benefits.

Deferred Compensation Plan for Selected Officers

The Company maintains a nonqualified deferred compensation plan for a select group of officers. This plan allows participating employees to defer receipt of all or a portion of bonuses and profit sharing payments otherwise payable to them until a future date. The Investment Committee, which is a subcommittee of the Executive/Compensation/Personnel Committee, directs the investment of these monies. Amounts deferred under the deferred compensation plan on the part of the Named Executive Officers are included as "Bonus" or included in "Other Compensation" in the Summary Compensation Table.

The bonuses listed in the Summary Compensation Table are reported for the year that they were "earned." The payment for said bonuses is made in the following year. If the NEO elected to defer a bonus or profit sharing, the payment to the deferred compensation plan is the net amount after Social Security and Medicare are withheld.

                    2006 Non-Qualified Deferred Compensation

----------------------------------------------------------------------------------------------------------------
                                     Executive        Registrant      Aggregate       Aggregate      Aggregate
                                   Contributions     Contributions   Earnings in    withdrawals /    Balance at
        Name                        in Last FY        in Last FY       Last FY      Distributions    Last FYE
                                       ($)                ($)             ($)            ($)            ($)
----------------------------------------------------------------------------------------------------------------
James J. Byrnes(1)                       201,023                         200,742                      2,698,733
----------------------------------------------------------------------------------------------------------------
James W. Fulmer                              N/A                                                            N/A
----------------------------------------------------------------------------------------------------------------
Stephen S. Romaine                           N/A                                                            N/A
----------------------------------------------------------------------------------------------------------------
Francis M. Fetsko(2)                       5,220                           1,527                         21,547
----------------------------------------------------------------------------------------------------------------
Lawrence A. Updike(3)                     32,323                           1,648          41,480        193,892
----------------------------------------------------------------------------------------------------------------

(1) For Mr. Byrnes the amount included in the "Executive Contribution in the last fiscal year" is comprised of $184,244, which was the net of the 2005 bonus after Social Security and Medicare withholding and $16,778 for profit sharing which is included in the "All Other Compensation" for 2005. The aggregate balance includes deferrals since Mr. Byrnes' election to participate in the plan in 1993.

(2) Mr. Fetsko has elected to defer 10% of his bonus and profit sharing payment. The amount included in the "Executive Contribution in the last fiscal year" is comprised of $4,500, which was 10% of the 2005 bonus and $720, which was 10% of the profit sharing included in the "All other Compensation" for 2005. The aggregate balance includes deferrals since Mr. Fetsko's election to participate in the plan in 2002.

(3) For Mr. Updike the amount included in the "Executive Contribution in the last fiscal year" was $32,322, which was the net of the 2005 bonus after Social Security and Medicare withholding. In 1998, Mr. Updike made an irrevocable election to begin distribution from his deferred compensation account. He will receive a distribution at the beginning of every year for 5 years. The $41,480 represents the distribution made in 2006. The aggregate balance includes deferrals since Mr. Updike's election to participate in the plan in 1998.

Post-Retirement Life Insurance and Medical Insurance

The Company offers post-retirement life insurance coverage to employees who have worked for the Company for 10 or more years and who retire at or after age 55. All of the Named Executive Officers are entitled to receive life insurance coverage under this policy.

Additionally, Tompkins Trust Company offers post-retirement medical coverage to certain employees. Retiree medical insurance subsidized by the Company has been eliminated for new hires after December 31, 2004. The current Tompkins Trust Company retirees and active eligible employees (at least 55 years of age and 10 years of service as of December 31, 2004) are a "grandfathered group" and as such continue to receive a portion of their retiree medical benefit from the Company. There is currently a $3,000 annual cap on the employer payments. The plan of benefits and the employer subsidy will be evaluated annually. All other active employees received a notional Health Reimbursement Account (HRA). Monies in this account will be available to individuals who retire from the Company. The FAS 106 APBO that is attributable to each employee determined the amount of "seed money" for these HRA's.

                      EQUITY COMPENSATION PLAN INFORMATION

The following table summarizes information, as of December 31, 2006, relating to equity compensation plans of the Company pursuant to which grants of options, restricted stock units or other rights to acquire shares may be granted from time to time.

                      Equity Compensation Plan Information
----------------------------------------------------------------------------------------------------------------------------

                                                                                               Number of securities
                                                                                               remaining available for
                                 Number of securities to be   Weighted-average exercise        future issuance under equity
                                 issued upon exercise of      price of outstanding options,    compensation plans
                                 outstanding options,         warrants and rights (1)          (excluding securities
Plan Category                    warrants and rights                    ($)                    reflected in column (a))
                                          (a)                           (b)                              (c)
----------------------------------------------------------------------------------------------------------------------------
Equity compensation plans                        700,877                          35.5035                        456,742
approved by security holders(2)
----------------------------------------------------------------------------------------------------------------------------
Equity compensation plans not                          0                                0                              0
approved by security holders
----------------------------------------------------------------------------------------------------------------------------
                          Total                  700,877                          35.5035                        456,742
----------------------------------------------------------------------------------------------------------------------------

(1) This price represents the weighted average exercise price of all outstanding options.

(2) Includes the Tompkins Trustco, Inc. 2001 Stock Option Plan, the Tompkins County Trustco, Inc 1998 Stock Option Plan, and the Tompkins County Trust Company 1992 Stock Option Plan.


             [The remainder of this page left blank intentionally.]

                                 PROPOSAL NO. 2

             AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION

                          TO CHANGE THE COMPANY'S NAME


The Board of Directors of the Company proposes an amendment to the Company's Certificate of Incorporation to change the Company's name from Tompkins Trustco, Inc. to Tompkins Financial Corporation. The Board believes that the new name would better reflect the Company's identity as a diversified financial services corporation. The names of the Company's operating subsidiaries, The Bank of Castile, Mahopac National Bank, Tompkins Trust Company, Tompkins Insurance Agencies, Inc. and AM&M Financial Services, Inc., will remain unchanged.

Vote Required and Recommendation

The affirmative vote of a majority of all outstanding shares of Common Stock entitled to vote on the proposal. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE IN FAVOR OF THE AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO CHANGE THE COMPANY'S NAME TO "TOMPKINS FINANCIAL CORPORATION". SHARES OF COMMON STOCK COVERED BY EXECUTED PROXIES RECEIVED BY THE BOARD OF DIRECTORS WILL BE VOTED "FOR" PROPOSAL NO. 2, UNLESS STOCKHOLDERS SPECIFY A DIFFERENT CHOICE.


                                 PROPOSAL NO. 3

                    ADJOURNMENT OF THE MEETING, AS NECESSARY

The Board of Directors of the Company proposes to consider and vote upon an adjournment of the Meeting, if necessary, to solicit additional proxies.

Vote Required and Recommendation

The affirmative vote of a majority of votes cast by holders of Common Stock entitled to vote on the proposal. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE IN FAVOR OF AN ADJOURNMENT OF THE MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES. SHARES OF COMMON STOCK COVERED BY EXECUTED PROXIES RECEIVED BY THE BOARD OF DIRECTORS WILL BE VOTED "FOR" PROPOSAL NO. 3, UNLESS STOCKHOLDERS SPECIFY A DIFFERENT CHOICE.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and officers, and persons who own more than 10% of the Company's Common Stock, to file with the SEC initial reports of ownership and reports of changes in ownership of the Company's capital stock. Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

To the Company's knowledge, based upon on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during fiscal 2006 all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% stockholders were satisfied.

                        TRANSACTIONS WITH RELATED PERSONS

Certain directors and executive officers of the Company and its affiliated companies, members of their immediate families and companies or firms with which they are associated, were customers of, or had other transactions with, the Company in the ordinary course of business during fiscal 2006. Any and all loans and commitments to loan to such individuals were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than the normal risk of collectibility or present other unfavorable features. As of December 31, 2006, the balance of all such loans included in total loans was $11,031,000. None of the loans outstanding to directors or executive officers of the Company, or members of their immediate families or companies or firms with which they are associated, were nonperforming at December 31, 2006.

Russell K. Achzet, a current director and a director nominee for consideration at the Meeting, was the founder and the majority shareholder of AM&M Financial Services, Inc., which the Company acquired, by merger, in January 2006, and is now a wholly-owned subsidiary of the Company. Under the terms of the agreement and plan of merger, the Company acquired all of the issued and outstanding shares of AM&M capital stock, including those shares held by Mr. Achzet, for an initial consideration of $2,375,000 paid in cash and 53,976 shares of Company Common Stock. In addition to the merger consideration paid at closing, additional contingent amounts of up to $8.5 million (payable one-half in cash and one-half in Company Common Stock) may be paid over a period of four years from closing. For his ownership interest in AM&M, Mr. Achzet received, as his portion of the initial merger consideration, $1,687,400 in cash and 33,119 shares of Company Common Stock. Mr. Achzet is also eligible to receive contingent payments of up to $5.2 million, payable in equal amounts of cash and Company Common Stock, depending on the earnings performance of AM&M over the next four years. In connection with the Company's acquisition of AM&M, Mr. Achzet entered into a consulting agreement with AM&M Financial Services, which will expire on January 1, 2010. Under the terms of the consulting agreement, Mr. Achzet provides certain management consulting and business referral services for AM&M. In consideration for his services, Mr. Achzet is paid a monthly fee, on a declining basis. Mr. Achzet was paid $9,093 per month in 2006; and will be paid $6,360 per month in 2007, $3,363 per month in 2008 and $3,484 per month in 2009.

During fiscal year 2006, the Company purchased 38,246 shares of its Common Stock from W. D. Spain & Sons Limited Partnership, of which Michael H. Spain and William D. Spain, Jr. are General Partners. The transaction was disclosed on a Form 4 filed with the SEC on June 1, 2006, pursuant to Section 16(a) of the Securities and Exchange Act of 1934.

The Board intends to adopt a written policy with respect to transactions with related persons in 2007, and while the written policy is still in draft form, it has always been the policy of the Company to review and only approve transactions involving the Company and related persons after considering whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances. Currently, banking transactions with related persons, which include the Company's directors, director nominees, and executive officers and their immediate family members, as well as persons owning more than 5% of the Company's common stock and any immediate family member of such shareholder, are reviewed by the management of the Company's subsidiary banks according to the requirements of Regulation O.

REPORT OF THE AUDIT/EXAMINING COMMITTEE OF THE BOARD OF DIRECTORS

The information contained in this report shall not be deemed to be "soliciting material" or "filed" or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically incorporates it by reference into a document filed under the Securities Act or the Exchange Act.

The Audit/Examining Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit/Examining Committee is composed of three non-employee directors, all of whom are "independent directors" under Section 121(A) of the AMEX listing standards and Rule 10A-3 under the Exchange Act.

The Audit/Examining Committee operates under a written charter approved by the Board of Directors, a copy of which is included as Appendix B to this proxy statement. The Audit/Examining Committee's primary duties and responsibilities are: to oversee the Company's accounting and financial reporting process and the audit of the Company's financial statements and to monitor the integrity of the Company's financial statements; to monitor the independence and qualifications of the Company's independent auditor; monitor the performance of the Company's independent auditor and internal auditing department; provide an avenue of communication among the Company's independent auditor, management, the internal auditing department, and the Board of Directors; and to monitor compliance by the Company with legal and regulatory requirements. The Audit/Examining Committee is also directly responsible for the appointment and compensation of the Company's independent auditor.

The Audit/Examining Committee met five times during fiscal 2006 and reports to the Board of Directors on a quarterly basis. The Audit/Examining Committee schedules its meetings with a view to ensuring that it devotes appropriate attention to all of its tasks. The Audit/Examining Committee's meetings include, whenever appropriate, executive sessions with the Company's independent auditors and with the Company's internal auditors, in each case without the presence of the Company's management.

The Audit/Examining Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities. It has direct access to the independent auditors and to any employee or officer of the Company it deems necessary. The Audit/Examining Committee has the ability to retain, at the Company's expense and at compensation it deems appropriate, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

Management is responsible for the Company's internal controls and financial reporting process. The Company's independent accountants, KPMG LLP ("KPMG"), are responsible for performing an independent audit of the Company's consolidated financial statements and an audit of the Company's internal control over financial reporting in accordance with auditing standards generally accepted in the United States of America and to issue reports thereon.

In connection with its responsibilities, the Audit/Examining Committee met with management and with KPMG to review and discuss the Company's audited consolidated financial statements for the fiscal year ended December 31, 2006. The Audit/Examining Committee also discussed with KPMG the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), received written disclosures and a letter from KPMG required by Independence Standards Board No. 1 (Independence Discussions with Audit Committees), and has discussed with KPMG its independence.

Based upon the Audit/Examining Committee's discussions with management, the Company's internal auditor, and KPMG and the Audit/Examining Committee's review of the information described in the preceding paragraph, the Audit/Examining Committee recommended to the Board of Directors that the Company's audited consolidated financial statements for the fiscal year ended December 31, 2006, be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2006, for filing with the SEC.

Members of the Audit/Examining Committee:

John E. Alexander, Chair

Patricia A. Johnson

Thomas R. Salm

                              INDEPENDENT AUDITORS

The Audit/Examining Committee has retained KPMG LLP ("KPMG") to continue as independent auditors and to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 2007. A representative of KPMG is expected to attend the Meeting and will have an opportunity to make statements and respond to appropriate questions from stockholders.

Audit and Non-Audit Fees

KPMG is the Company's independent auditor. The following table sets forth the aggregate fees billed to the Company for the fiscal years ended December 31, 2006 and December 31, 2005 by KPMG:

-----------------------------------------------------------------------------------------------
                                                        2006                          2005
                                                        ($)                           ($)
-----------------------------------------------------------------------------------------------
Audit Fees:                                           346,000                        228,500
-----------------------------------------------------------------------------------------------
Audit-Related Fees:                                      0                            95,000
-----------------------------------------------------------------------------------------------
Tax Fees:                                              84,015                         85,165
-----------------------------------------------------------------------------------------------
All Other Fees:                                          0                              0
-----------------------------------------------------------------------------------------------

Audit Fees: These are fees for professional services rendered for the audit of the Company's consolidated annual financial statements and review of the consolidated financial statements included in the Company's quarterly reports on Form 10-Q, and for services that would normally be provided by the Company's auditor in connection with statutory and regulatory filings or engagements for the periods covered.

Audit-Related Fees: No audit-related fees are disclosed in this proxy statement because the fees billed in 2006 for the audit of internal controls over financial reporting in accordance with the Public Company Accounting Oversight Board, including FDICIA reporting, are included in the chart above as "Audit Fees."

Tax Fees: These are fees for professional services rendered regarding tax compliance, tax advice or tax planning. More specifically, these include fees billed for tax return preparation, quarterly estimates, tax planning and tax related research.

All Other Fees: These are fees for all other products and services provided by the Company's independent accountant that do not fall within the previous categories.

All non-audit services were reviewed with the Audit/Examining Committee, which concluded that the provision of such services by KPMG was compatible with the maintenance of that firm's independence and the conduct of its auditing functions.

Audit/Examining Committee Pre-Approval Policy

The Audit/Examining Committee pre-approves all audit services and permitted non-audit services (including the fees and terms of such services) to be provided to the Company by its independent auditor, other than non-audit services falling within the de minimis exception described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Audit/Examining Committee prior to the completion of the audit. The Audit/Examining Committee may delegate to one or more designated members of the Audit/Examining Committee the authority to grant pre-approvals of audit services and permitted non-audit services, provided that decisions of such designated member(s) to pre-approve one or more such services shall be reported to the full Audit/Examining Committee at its next scheduled meeting.

All audit and non-audit services provided by the Company's independent auditor for fiscal 2006 and fiscal 2005 were pre-approved by the Company's Audit/Examining Committee.

                              STOCKHOLDER PROPOSALS

Proposals of stockholders of the Company that are intended to be presented by such stockholders at the Company's 2008 annual meeting and that stockholders desire to have included in the Company's proxy materials relating to such meeting must be received by the Company no later than December 14, 2007, which is 120 calendar days prior to the anniversary of the Company's mailing of this proxy statement, and must be in compliance with applicable laws and regulations in order to be considered for possible inclusion in the proxy statement and form of proxy for that meeting.

Under the Company's Bylaws, in order to be deemed properly presented, notice must be delivered to the Corporate Secretary of the Company at the principal executive offices of the Company not less than the close of business on the 120th calendar day prior to the date on which the Company first mailed its proxy materials for this year's Meeting. The stockholder's notice must set forth, as to each matter the stockholder proposes to bring before the annual meeting (a) a description in reasonable detail of the business desired to brought before the annual meeting and the reasons for conducting such business at the annual meeting, (b) the name and address, as they appear on the Company's books of the stockholder proposing such business and the beneficial owner, if any, on whose behalf the proposal is made, (c) the number of shares of the Company that are owned beneficially and of record by the stockholder proposing such business and by the beneficial owner, if any, on whose behalf the proposal is made, and (d) any personal or other material interest of such stockholder proposing such business and the beneficial owner, if any, on whose behalf the proposal is made in such business. In addition, a stockholder seeking to submit such business at an annual meeting shall promptly provide any other information reasonably requested by the Corporation. If a stockholder gives notice of such a proposal after the Bylaw deadline, the stockholder will not be permitted to present the proposal to the stockholders for a vote at the meeting.

                                    FORM 10-K

A copy of the Company's Annual Report on Form 10-K filed with the SEC is available without charge at our website (http://www.tompkinstrustco.com) or by writing to: Tompkins Trustco, Inc., ATTN: Francis M. Fetsko, Executive Vice President & Chief Financial Officer, P.O. Box 460, Ithaca, New York 14851. In addition, the Annual Report on Form 10-K (with exhibits) is available at the SEC's Internet site (http://www.sec.gov).

                                  OTHER MATTERS

The Board of Directors knows of no business to be presented for stockholder action at the Meeting other than the election of directors, the proposed amendment to the Company's Certificate of Incorporation regarding its name change, and the adjournment of the Meeting, as necessary. If any additional matters should be presented, it is intended that the enclosed proxy will be voted in accordance with the judgment of the person or persons acting under the proxy.

Your vote is important regardless of the number of shares you own. Whether or not you plan to attend the Meeting, you are urged to vote your proxy promptly. You may vote by telephone, via the Internet, or mark, sign, date, and return the enclosed proxy card in the accompanying pre-addressed postage-paid envelope. Your proxy may be revoked prior to its exercise by delivering to the Company's Corporate Secretary prior to the Meeting a written notice of revocation or a duly executed proxy bearing a later date, or by attending the Meeting, filing a written notice of revocation with the Corporate Secretary at the Meeting prior to the vote, and voting in person.



Dated:  April 13, 2007                By Order of the Board of Directors

                                      /s/ LINDA M. CARLTON
                                      ------------------------------------------
                                      Linda M. Carlton
                                      Asst. Vice President & Corporate Secretary

                                                                      Appendix A

                             TOMPKINS TRUSTCO, INC.
                        EXECUTIVE/COMPENSATION/PERSONNEL
                                COMMITTEE CHARTER

Membership:

         At least three (3) directors as appointed annually by the Tompkins Trustco, Inc. ("TMP") Board ("the Board"). Each shall be "independent" as designated by the Board in accordance with American Stock Exchange ("AMEX") listing standards and pertinent law. Each also shall be a "non-employee director" and "outside director" for purposes of satisfying requirements of Rule 16b-3 of the Securities and Exchange Act of 1934 and Section 162(m) of the Internal Revenue Code, respectively.

Duties and Responsibilities:

The Committee shall have the following duties and responsibilities:

1. General oversight of all personnel policies and the administration thereof for TMP and its subsidiaries.

2. Acts, as necessary, on behalf of the Board pursuant to TMP's bylaws.

3. Reviews and approves annual performance goals and objectives for the chief executive officer of TMP and the chief executive officer of each subsidiary.

4. Assesses the performance and reviews, determines and recommends to the Board for approval the compensation of: (a) TMP's chief executive officer; and, (b) all senior and executive officers of TMP and its subsidiaries. "Compensation" shall include salary, bonus and incentive awards (if deemed appropriate) and any other form or amount of remuneration.

5. Reviews, approves or recommends to the Board for approval all plans relating to deferred compensation to be paid to employees or directors and any amendments thereto.

6. Administers deferred compensation arrangement for those eligible executive officers that have elected to participate therein.

7. Reviews long-term incentive compensation plans, including the use of stock options and other equity-based plans, and makes recommendations to the Board for amendments thereto, including amendments to be included in the annual proxy statement for approval by the shareholders.

8. Awards options and administers TMP's stock option plan. It is the "Committee" as designated in the plan document.

9. Reviews and approves or recommends to the Board for approval changes, or implementation of employment contracts, including Supplemental Executive Retirement Agreements.

10. Considers and reviews TMP's benefit plans (including profit-sharing, ISOP, ESOP, Pension Plans, or 401-K plans) and approves or recommends to the Board for approval any modifications thereto.

11. Reviews trends in management compensation and, when necessary, approves the revision of existing plans or oversees the development of new compensation plans.

12. Reviews the competitiveness of TMP's executive compensation programs to ensure (a) the attraction and retention of high caliber executive officers, (b) the motivation of executive officers to achieve TMP's business objectives, and
(c) the alignment of the interest of key leadership with the long-term interests of TMP's shareholders.

13. Oversees compliance by TMP and subsidiaries with all personnel-related law and regulations, including approval of appropriate policies and administration thereof.

14. Reviews the external audits of any benefit plans (e.g., 401-K, ESOP, etc.) and refers any issues relating thereto to the Audit Committee and/or subsidiary board as appropriate.

15. Prepares any necessary reports on executive compensation for inclusion in TMP's proxy statement in accordance with applicable SEC rules and regulations and AMEX guidelines or requirements.

16. In consultation with the Board and Chief Executive Officer, either the Committee as a whole or a subcommittee thereof, shall, as part of the executive succession planning process, evaluate potential successors to the Chief Executive Officer.

17. Performs any other duties expressly delegated to it by the Board.

The Committee shall have the authority to retain such outside counsel, experts, and other advisors as it determines appropriate to assist it in the full performance of its functions.

As permitted by law, the Committee may delegate all or a portion of its duties and responsibilities to a subcommittee of the Committee. The Committee will evaluate, at least annually, its performance and this charter.

                                                                      Appendix B
                             TOMPKINS TRUSTCO, INC.
                      2007AUDIT/EXAMINING COMMITTEE CHARTER

I.       PURPOSE:

The Audit/Examining Committee ("Audit Committee") and its Chair are appointed by the Board of Directors to assist the Board of Directors in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

o Oversee the Company's financial reporting processes and to monitor the integrity of the Company's financial statements,
o Monitor the independence and qualifications of the Company's independent auditor,
o Monitor the performance of the Company's independent auditor and internal auditing department,
o Provide an avenue of communication among the Company's independent auditor, management, the internal auditing department, and the Board of Directors, and
o Monitor compliance by the Company with legal and regulatory requirements.

II.      AUDIT COMMITTEE COMPOSITION AND MEETINGS

The Audit Committee shall consist of no fewer than three members. Audit Committee members shall meet the independence and experience requirements of the American Stock Exchange ("AMEX"), Section 10A(m)(3) of the Securities Exchange Act of 1934 (the "Exchange Act") and the rules and regulations of the Securities and Exchange Commission (the "Commission").

The Audit Committee shall meet at least quarterly, or more frequently as circumstances dictate. The Audit Committee, or its Chair, shall prepare and/or approve an agenda in advance of each meeting.

The Audit Committee shall hold, at least quarterly, separate executive sessions with management, with the internal auditor(s) and with the Company's independent auditor.

Audit Committee members may be replaced by the Board of Directors.

III.     AUDIT COMMITTEE AUTHORITY, DUTIES AND RESPONSIBILITIES:

The Audit Committee shall be directly responsible for the appointment, compensation, retention (or termination) and oversight of the work of any registered public accounting firm engaged (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company. The Company's independent auditor shall report directly to the Audit Committee. The Audit Committee shall have sole authority to appoint, terminate and replace the Company's independent auditor.

The Audit Committee has the authority to retain independent legal, accounting or other advisers, consultants or experts, as the Audit Committee deems necessary or appropriate in the performance of its duties and responsibilities.

The Company shall provide for appropriate funding, as determined by the Audit Committee, for the payment of:

o compensation to any registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company;
o compensation to any advisers, consultants or experts employed by the Audit Committee; and
o ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

The Audit Committee shall establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, including procedures for the confidential, anonymous submission by Company employees of concerns regarding questionable accounting and auditing matters.

The Audit Committee shall pre-approve all auditing services and permitted non-auditing services (including the fees and terms of such services), other than the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Audit Committee prior to the completion of the audit, to be provided to the Company by its independent auditor. The Audit Committee may delegate to one or more designated members of the Audit Committee, the authority to grant pre-approvals of audit services and permitted non-audit services, provided that decisions of such designated member(s) to pre-approve one or more such services shall be reported to the full Audit Committee at its next scheduled meeting.

The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities and it has direct access to the Company's independent auditor as well as to any officer or employee of the Company.

The Audit Committee shall prepare the "Audit Committee Report" as required by the rules of the Commission to be included in the Company's annual proxy statement.

The Audit Committee shall make regular reports to the Board of Directors. The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board of Directors for approval. The Audit Committee shall annually perform a self-assessment of its performance.

The Audit Committee, to the extent it deems necessary or appropriate, shall:

         1. Review and discuss with management and the Company's independent auditor the annual audited financial statements of the Company, including the disclosures made in management's discussion and analysis.

         2. Discuss with the Company's independent auditor the matters required to be discussed by Statement on Auditing Standards (SAS) 61, Communications with Audit Committees, relating to the conduct of the audit.

         3. Obtain, at least annually, the written disclosures and the letter from the Company's independent auditor required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No.1, Independence Discussions with Audit Committees), and discuss with the Company's independent auditor the auditor's "independence", which shall include a discussion of any relationships or services disclosed by the independent auditor and how such relationships and/or services might impact the objectivity and independence of the auditor.

         4. Determine whether to recommend, and, if so determined, recommend, to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K.

         5. Review and discuss with management and the Company's independent auditor the Company's quarterly financial statements prior to the filing of the Company's Quarterly Reports on Form 10-Q, including the results of the independent auditor's review of the Company's quarterly financial statements.

         6. Discuss with management and the Company's independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including any significant changes in the Company's selection or application of accounting principles, any major issues as to the adequacy and effectiveness of the Company's internal controls and procedures for financial reporting and any corrective actions taken with regard to any significant deficiencies and/or material weaknesses with respect to the same.

         7. Review and discuss annually with the Company's independent auditor:
                  o all critical accounting policies and practices to be used by the Company,
                  o all alternative treatments of financial information within generally accepted accounting principles ("GAAP") that have been discussed with management, the ramification of using such alternative disclosures and treatments, and the treatment preferred by the Company's independent auditor, and
                  o other written material communications between management and the Company's independent auditor, such as any management letter and management's response(s) to comment therein or schedule of unadjusted differences; and review and discuss with the Company's independent auditor prior to the filing of the Company's Quarterly Reports on Form 10-Q, any significant or material changes to the foregoing information or any supplementary or updated information with respect to the foregoing.

         8. Discuss with the Company's legal counsel legal matters that may have a material impact on the financial statements or the Company's compliance policies.

         9. Review and discuss disclosures made to the Audit Committee by the Company's principal executive officer and principal financial officer during their certification process for the Company's Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q about any significant deficiencies in the design or operation of internal controls which could adversely affect the Company's ability to record, process, summarize and report financial data and/or any material weaknesses in internal controls, and any fraud involving management or other employees who have a significant role in the Company's internal controls.

         10. Discuss with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies.

         11. Discuss with management and the Company's independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company's financial statements.

         12. Review, as required by the Federal Deposit Insurance Corporation Improvement Act ("FDICIA") Section 112, management's annual assertion with respect to the system of internal controls and independent accountants' reports regarding the same.

         13. Discuss with management the Company's earnings press releases, including the use of "pro forma" or "adjusted" non-GAAP financial information and other financial information and earnings guidance provide to analysts and rating agencies. Such discussion may be done generally (consisting of discussing the types of information to be disclosed and the types of presentations to be made).

         14. Discuss with management and the Company's independent auditor any correspondence with regulators or governmental agencies (including regulatory examination reports and proposed management responses) and any published reports, which raise material issues regarding the Company's financial statements or accounting policies.

         15. Meet with the Company's independent auditor prior to the audit to discuss the planning and staffing of the audit.

         16. Review any proposed hiring of employees or former employees of the Company's independent auditor who participated in any capacity in the audit of the Company.

         17. Confirm with the Company's independent auditor that the auditor has neither detected nor become aware of any information implicated by
Section 10A(b) of the Exchange Act.

         18. Evaluate at least annually the qualifications, performance and independence of the Company's independent auditor. The Audit Committee shall report its conclusions with respect to the Company's independent auditor to the Board of Directors.

         19. Periodically review with the Corporate Risk Manager or the Corporate Audit Manager any significant difficulties, disagreements with management, scope restrictions encountered in the course of the function's work, and review significant reports to management prepared by the internal auditing department and management's responses to the same.

         20. Discuss with the Company's independent auditor and management the Internal Audit department responsibilities, budget and staffing and any recommended changes in the planned scope of the internal audit.

         21. Conduct annually and file the Directors' Examination pursuant to Sections 122 and 123 (Format X-Large Institutions) of New York Banking Law for applicable Company bank affiliates.

**********

         In carrying out its duties and responsibilities the Audit Committee believes its policies and procedures should remain flexible in order that it can best react to changing conditions and a changing environment, and to assure the Board of Directors and the Company's shareholders that the corporate accounting and financial reporting practices of the Company are in accordance with all requirements and are of the highest quality.

         While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with GAAP and applicable rules and regulations. These are the responsibilities of management and the Company's independent auditor.

                                                                      Appendix C

                        ANNUAL MEETING OF STOCKHOLDERS OF
                             TOMPKINS TRUSTCO, INC.
                                  May 14, 2007

                            PROXY VOTING INSTRUCTIONS

                                                           COMPANY NUMBER 12037
                                                           ACCOUNT NUMBER => | |
                                                           CONTROL NUMBER => | |

MAIL - Date, sign and mail your proxy card in the envelope provided as soon as possible.

                                     - OR -

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

                                     - OR -

INTERNET - Access "www.voteproxy.com" and follow the on-screen instructions. Have your proxy card available when you access the web page.

You may enter your voting instructions at 1-800-PROXIES or www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.
--------------------------------------------------------------------------------

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLACK OR BLUE INK AS SHOWN HERE [X]

The Board of Directors recommends a vote "FOR" proposals 1, 2, and 3.

Proposal No. 1.

1. Election of six (6) directors for a term of three (3) years expiring in the year 2010 and one (1) director for a term of one (1) year expiring in the year 2008:

    [ ] FOR ALL NOMINEES                    NOMINEES :
                                            [ ]  James J. Byrnes (3 years)
    [ ] WITHHOLD AUTHORITY                  [ ]  Reeder D. Gates (3 years)
        FOR ALL NOMINEES                    [ ]  Carl D. Haynes (3 years)
                                            [ ]  Michael D. Shay (3 years)
    [ ] FOR ALL NOMINEES EXCEPT             [ ]  Michael H. Spain (3 years)
        (See INSTRUCTIONS below.)           [ ]  William D. Spain, Jr. (3 years)
                                            [ ]  Stephen S. Romaine (1 year)

INSTRUCTIONS: To withhold authority to vote for any individual Nominee(s), mark "FOR ALL NOMINEES EXCEPT" and fill in the circle next to each Nominee(s) with respect to whom you withhold authority to vote, as shown here: ?

Proposal No. 2.

2. To approve an amendment to the Company's Certificate of Incorporation to change the name of the Company to Tompkins Financial Corporation.

    [ ] FOR       [ ] AGAINST       [ ] ABSTAIN

Proposal No. 3.

3. To approve the adjournment of the Annual Meeting, if necessary, to solicit additional proxies.

    [ ] FOR       [ ] AGAINST       [ ] ABSTAIN

In their discretion, the proxies will vote upon such other business as may properly come before the Annual Meeting or any adjournment thereof.

Management at present knows of no other business to be presented at the Annual Meeting.

TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX ON THE REVERSE SIDE OF THIS CARD.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. [ ]

Signature of Stockholder _________________Date _______, 2007       Signature of Stockholder __________________ Date________, 2007

NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

                             TOMPKINS TRUSTCO, INC.

         Annual Meeting of Stockholders to be held Monday, May 14, 2007



                       YOUR VOTING CARD IS ATTACHED BELOW.

      You may vote by telephone, via the Internet or by conventional mail.

       Please read the other side of this card carefully for instructions.

             However you decide to vote, your representation at the

      Annual Meeting of Stockholders is important to Tompkins Trustco, Inc.






                          PROXY/VOTING INSTRUCTION CARD

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

                             TOMPKINS TRUSTCO, INC.

         FOR THE ANNUAL MEETING OF STOCKHOLDERS ON MONDAY, MAY 14, 2007

The undersigned stockholder of TOMPKINS TRUSTCO, INC. (the "Company") hereby constitutes and appoints Francis M. Fetsko and Linda M. Carlton, and each of them, as agent and proxy of the undersigned, with full power of substitution and revocation, to vote all shares of Common Stock of the Company standing in his or her name on the books of the Company and that the undersigned would be entitled to vote at the Annual Meeting of Stockholders to be held at 5:30 p.m. at the Country Club of Ithaca, 189 Pleasant Grove Road, Ithaca, NY, on Monday, May 14, 2007, or at any adjournment thereof, with all the powers which the undersigned would possess if personally present, as designated on the reverse side.

THE UNDERSIGNED HEREBY INSTRUCTS THE SAID PROXIES TO VOTE IN ACCORDANCE WITH THE INSTRUCTIONS INDICATED ON THE REVERSE SIDE. IF NO INSTRUCTION IS GIVEN ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF ALL NOMINEES FOR DIRECTOR LISTED ON THE REVERSE SIDE, "FOR" THE PROPOSAL TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION TO CHANGE ITS CORPORATE NAME, AND "FOR" THE PROPOSAL TO ADJOURN THE ANNUAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES. THE PROXIES WILL VOTE IN THEIR DISCRETION WITH RESPECT TO SUCH OTHER MATTERS (INCLUDING MATTERS INCIDENT TO THE CONDUCT OF THE MEETING), AS MAY PROPERLY COME BEFORE THE MEETING.

The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement dated April 13, 2007, relating to the Annual Meeting of Stockholders to be held May 14, 2007. (Signature on the reverse side is required.)

        (Continued and to be marked, signed and dated on reverse side.)

COMMENTS:

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                                [GRAPHIC OMITTED]
                                    TOMPKINS
                                     TRUSTCO INC.


                      P.O. Box 460, Ithaca, New York 14851
                                 (607) 273-3210
                             www.tompkinstrustco.com